UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Information Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. ______)

Check the appropriate box:

|_|	Preliminary Information Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

|X|	Definitive Information Statement

ELECTRO ENERGY INC.

(Name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

30 Shelter Rock Road
Danbury, Connecticut 06810

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 5, 2008

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Electro Energy Inc. (the “Company”) will be held at The Marriott Courtyard, 3 Eagle Road, Danbury, Connecticut 06810, on March 5, 2008, at 10:00 a.m., local time.

The accompanying Information Statement is being delivered in connection with the Company’s proposal to approve the transactions and potential issuances of common stock contemplated in (i) that certain Note Sale and Preferred Stock and Warrant Purchase Agreement, dated December 7, 2007, between the Company and the former holders of those certain 8.5% Senior Secured Promissory Notes dated April 5, 2006 and (ii) that certain Debenture and Stock and Warrant Purchase Agreement, dated December 7, 2007, between the Company and the Quercus Trust, (collectively, “the Transactions”); and to attend to such other business as may properly come before the meeting.

The Board of Directors has fixed as of the close of business on January 25, 2008, as the record date (the “Record Date”) for the meeting, and only holders of the Company’s Common Stock of record at such time will be entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Michael E. Reed

February 8, 2008	Michael E. Reed President and Chief Executive Officer

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

General Information	1
Authorization or Issuance of Securities Otherwise than for Exchange	3
Proposal: Approval of the Transactions	5
Voting Securities and Principal Holders Thereof	6
Section 16(a) Beneficial Ownership Reporting Compliance	8
Management's Discussion and Analysis of Financial Condition and Results of Operations	9
Dissenters' Rights	16
Householding of Information Statements	16
Documents Incorporated by Reference	16
Other Information	17
Conclusion	17
Appendix A - Debenture and Warrant Purchase Agreement	18
Appendix B - Note Sale and Preferred Stock and Warrant Purchase Agreement	50

SCHEDULE 14A INFORMATION STATEMENT
Pursuant to Regulation 14A of the Securities Exchange Act
of 1934, as amended

February 8, 2008

30 Shelter Rock Road
Danbury, Connecticut 06810
203-797-2699

PROXY STATEMENT
FOR A SPECIAL MEETING OF STOCKHOLDERS
March 5, 2008

GENERAL INFORMATION ABOUT THE SPECIAL MEETING

Why did you send me this Proxy Statement?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Electro Energy, Inc., a Florida corporation (the “Company”), of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at The Marriott Courtyard, 3 Eagle Road in Danbury, Connecticut on March 5, 2008 at 10:00 a.m., and any adjournments thereof (the “Meeting”). This Proxy Statement, along with the Notice of Special Meeting of Stockholders, summarizes the purposes of the Meeting and the information you need to know about the Meeting.

This Proxy Statement, the Notice of Special Meeting of Stockholders and the accompanying proxy card are being mailed on or about February 14, 2008 to all stockholders entitled to notice of and to vote at the Meeting.

Who can vote?

Only those stockholders who owned Electro Energy, Inc. common stock, $0.01 par value per share (the “Common Stock”) or Series A Convertible Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Stock” and, together with the Common Stock, the “Shares”), at the close of business on the record date are entitled to vote at the Meeting. The close of business on January 25, 2008 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting (the “Record Date”). As of the close of business on the Record Date, the Company had 28,811,798 shares of Common Stock and 160 shares of Series A Convertible Preferred Stock outstanding and entitled to vote.

You do not need to attend the Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the meeting in person may revoke the proxy and vote at the meeting.

How many votes do I have?

Each share of Common Stock is entitled to one vote, and each outstanding share of series A convertible preferred stock is entitled to such number of votes equal to the number of shares of Common Stock into which such shares of series A convertible preferred stock are convertible pursuant to the provisions of the Certificate of Designation for the series A convertible preferred stock.

How do I vote?

Whether you plan to attend the Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Meeting. If your Shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Company’s Board of Directors.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.

•	In person at the Meeting. Contact the broker or other nominee who holds your Shares to obtain a broker’s proxy card and bring it with you to the Meeting. You will not be able to vote at the Meeting unless you have a proxy card from your broker.

How does the Board of Directors recommend I vote on the Proposal?

The Board of Directors recommends that you vote for “FOR” the approval of the Transactions.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this Proxy Statement.

May I revoke my proxy?

If you give us your proxy, you may revoke it any time before the Meeting. You may revoke your proxy in any one of the following ways:

•	By signing a new proxy card and submitting it as instructed above;

•	If your Shares are held in street name, revoking by written notice, as instructed above. Only your latest vote will be counted. If your shares are held in street name, you will not be able to vote at the meeting unless you have a proxy card from your broker;

•	Attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Any stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding paragraph.

What if I receive more than one proxy card?

You may receive more than one proxy card or voting instruction form if you hold your Shares in more than one account, which may be registered in form or held in street name. Please vote in the manner described under How do I vote? for each account to ensure that all of your Shares are voted.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under How do I vote? If you hold your Shares through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock or Preferred Stock, as applicable, that it holds for you in accordance with your instructions. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Meeting in the manner you desire. However, if it has not timely received your instructions, the broker or your representative may vote on only certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, or if a broker or your representative may, but does not, exercise such discretionary authority, this is a “broker non-vote” on that matter.

What vote is required to approve each proposal and how are votes counted?

The affirmative vote of a majority of the shares constituting a quorum is required for the approval of the Proposal.

Where a stockholder specifies a choice on the proxy as to how his or her Shares are to be voted on a particular matter, the Shares will be voted accordingly. If no choice is specified, the Shares will be voted “FOR” the approval of the Transactions. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date.

What are the costs of soliciting these proxies?

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors and officers of the Company. No additional compensation will be paid for such solicitation.

What constitutes a quorum for the Meeting?

Shares represented in person or by valid proxies in the form enclosed received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum at the Meeting. Votes of stockholders of record who are present at the Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

               On December 7, 2007, the Company entered into a transaction whereby the Company (i) pursuant to that certain Note Sale and Preferred Stock and Warrant Purchase Agreement, dated December 7, 2007 (the “Existing Note Holders Agreement”), issued to its existing holders of 8.5% Senior Secured Convertible Notes (the “Existing Note Holders” of the “Existing Notes”) shares of Series B Convertible Preferred Stock (“Preferred Stock”) and warrants to purchase the Company’s common stock (the “Existing Note Holders’ New Warrants”), and (ii) issued, pursuant to that certain Debenture and Warrant Purchase Agreement, dated December 7, 2007, a 10% Senior Secured Convertible Debenture (the “New Debenture”) and a warrant to purchase common stock (the “New Warrant”) to the Quercus Trust (“Quercus”). The Existing Note Holders New Warrants and the New Warrant shall hereinafter be referred to as the “Warrants”. The transactions contemplated in the Existing Note Holders Agreement and the Debenture and Warrant Purchase Agreement shall hereinafter be referred to as the “Transactions”. The Existing Note Holders Agreement and the Debenture and Warrant Purchase Agreement are attached to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 13, 2007, which is incorporated herein by reference.

               Annexed hereto as Appendix A and incorporated by reference herein is a copy of the Debenture and Warrant Purchase Agreement, dated December 7, 2007 (as amended by letter agreement dated December 14), and annexed hereto as Appendix B is the Note Sale and Preferred Stock Purchase Agreement, dated December 7, 2007.

               Pursuant to the Existing Note Holders Agreement, the Existing Note Holders sold the Existing Notes, which had an aggregate outstanding principal amount of $9,900,000, to Quercus for a cash payment of $7,425,001 and, in consideration therefor, the Company issued to the Existing Note Holders, in the aggregate, (i) cash of $488,320, (ii) 5,401 shares of Preferred Stock and (iii) the Existing Note Holders’ New Warrants to purchase an aggregate of 5,400,000 shares of Common Stock. Each share of Preferred Stock is initially convertible into 500 shares of Common Stock (the “Initial Conversion Rate”). The Initial Conversion Rate is subject to change, and is a function of the market price of the Common Stock. The conversion price of the Preferred Stock is specified as the greater of (A) 70% of the market price per share of Common Stock, and (B) $0.25. In the event the Company issues common stock or Common Stock Equivalents for a Subsequent Lower Price, the conversion price of the Preferred Stock shall be the Subsequent Lower Price, but in no event shall the conversion price be less than $0.25 per share. The Existing Note Holders Agreement contains prohibitions from converting the Preferred Stock and from exercising the Existing Note Holders’ New Warrants until the company has obtained stockholder approval of the transactions described herein.

               The exercise price of the Existing Note Holders’ New Warrants is $0.55 per share and is adjustable in the event the Company issues Common Stock or securities that are convertible into Common Stock (“Common Stock Equivalents”) for less than $0.55 per share (the “Subsequent Lower Price”), in which case the exercise price of the Existing Note Holders’ New Warrants shall be the Subsequent Lower Price, but in no event shall the exercise price be less than $0.25 per share. The term of the Existing Note Holders New Warrant is three (3) years. As partial consideration for the sale of the Existing Notes to Quercus, the exercise price of the warrants that had been issued to the Existing Note Holders (the “Existing Warrants”) on April 5, 2006 was reduced to $0.55 per share.

               Pursuant to the Debenture and Warrant Purchase Agreement, immediately after the Existing Note Holders sold their Existing Notes to Quercus, the Company (i) redeemed the Existing Notes and, (ii) issued the New Debenture and the New Warrant to Quercus in exchange for $8,100,000 in cash.

               The principal amount of the New Debenture is $18,000,000 and is convertible into Common Stock commencing on the earlier of (i) twelve (12) months after the date hereof or (ii) the date of effectiveness of the Company’s registration statement to be filed pursuant to the terms of the Registration Rights Agreement (defined and described below). The initial conversion price of the New Debenture is $0.55 per share (the “Initial Conversion Rate”). The Initial Conversion Rate is subject to change, and is a function of the market price of the Common Stock. The conversion price of the New Debenture is specified as the greater of (A) 70% of the market price per share of Common Stock, and (B) $0.25. In the event the Company issues common stock or Common Stock Equivalents for a Subsequent Lower Price, the conversion price of the New Debenture shall be the Subsequent Lower Price, but in no event shall the conversion price be less than $0.25 per share. The Company and its wholly-owned subsidiaries have each granted a senior security interest in favor of Quercus covering substantially all of the assets of the Company, excluding certain inventory, raw materials, work in process and accounts receivable.

               The New Warrant is convertible into 32,272,273 shares of Common Stock, and has an exercise price of $0.55 per share. In the event the Company issues common stock or Common Stock Equivalents for a Subsequent Lower Price, the New Warrant is convertible at such Subsequent Lower Price, provided that in no event shall the exercise price be less than $0.25 per share. The term of the New Warrant is three (3) years.

               The Quercus Trust and the Existing Note Holders have agreed to forebear from converting or exercising the convertible securities that were issued in connection with the Transactions until a majority of the Company’s stockholders have approved the transactions described herein.

               Pursuant to that certain Registration Rights Agreement between the Company and Quercus, dated as of December 7, 2007, the Company has agreed to prepare and file with the SEC, no later than ninety (90) days after December 7, 2007, a Registration Statement registering for resale that number of shares of Common Stock that is no less than (i) the number of shares issuable pursuant to the New Debenture at the time of filing of such registration statement plus (ii) the number of shares of common stock issuable pursuant to the New Warrant upon exercise of the New Warrant at its initial exercise price.

               The foregoing descriptions of the Existing Note Holders Agreement, the Debenture and Warrant Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by the full text of the Existing Note Holders Agreement, the Debenture and Warrant Purchase Agreement and the Registration Rights Agreement. Copies of the Existing Note Holders Agreement and the Debenture and Warrant Purchase Agreement are attached as Exhibit 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on December 13, 2007, which is incorporated herein by reference

               The net proceeds of the Transactions will be used for general corporate purposes, working capital, and further execution of the Company’s business plan.

               Quercus and each of the Existing Note Holders represented that they were “accredited” investors as defined under Rule 144 of the Securities Act of 1933, as amended. The Company relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. Quercus and the Existing Note Holders were the sole purchasers and each took its securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

PROPOSAL:  APPROVAL OF THE TRANSACTIONS, INCLUDING THE POTENTIAL
ISSUANCE OF COMMON STOCK EXCEEDING 19.99% OF THE COMMON STOCK
OUTSTANDING ON DECEMBER 7, 2007 UPON CONVERSION OF DEBENTURE AND
PREFERRED STOCK AND EXERCISE OF WARRANTS

               The Company’s Common Stock is traded on the NASDAQ Capital Market under the symbol “EEEI”. Consequently, the Company is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Marketplace Rule 4350(i)(1)(D) requires NASDAQ-listed issuers to obtain shareholder approval prior to any issuance or potential issuance of securities representing 20% or more of the outstanding Common Stock or voting power of the issuer (on an as-converted or as-exercised basis) before such issuance for a price less than the greater of the book or market value of the issuer’s Common Stock. For purposes of Rule 4350(i)(1)(D), the (i) outstanding Common Stock or voting power of the issuer is determined as of a date the issuer enters into a binding agreement with respect to such issuance or potential issuance and (ii) market value of the issuer’s Common Stock is deemed to be the closing bid price of the issuer’s Common Stock immediately prior to entering into such binding agreement.

               Marketplace Rule 4350(i)(1)(D) is applicable to the Transactions described above because, pursuant to the Transactions, the Company became bound to issue the Preferred Stock, the New Debenture and Warrants on December 7, 2007, pursuant to the terms of which the Company is likely to issue shares of Common Stock representing greater than 20% of the Company’s outstanding Common Stock and voting power for a price less than the greater of book or market value of the Common Stock. Accordingly, in order to comply with Marketplace Rule 4350(i)(1)(D), the Company must obtain shareholder approval of the Transactions before issuing shares of Common Stock upon conversion of the New Debenture, the Preferred Stock, or the exercise of the New Warrants.

               To comply with Marketplace Rule 4350(i)(1)(D), the Company agreed that it would ask for shareholder approval authorizing the issuance of shares in excess of 19.99% of the Common Stock issued and outstanding on December 7, 2007. The Debenture and Warrant Purchase Agreement provides that if the Company has not obtained shareholder approval of the Transactions, then the all unpaid principal and accrued interest under the New Debenture shall be immediately due and payable, at the option of the holder.

               Annexed hereto as Appendix A and incorporated by reference herein is a copy of the Debenture and Warrant Purchase Agreement, dated December 7, 2007 (as amended by letter agreement dated December 14), and annexed hereto as Appendix B is the Note Sale and Preferred Stock Purchase Agreement, dated December 7, 2007.

Effect of Shareholder Approval of Proposal

               If the shareholders approve the Proposal, then (i) the Company shall have obtained shareholder approval in satisfaction of Marketplace Rule 4350(i)(1)(D); (ii) the Company’s shareholders shall have authorized the potential issuance of Common Stock upon conversion of the New Debenture, Preferred Stock and exercise of the Warrants in excess of 19.99% of the shares of Common Stock issued and outstanding as of December 7, 2007; and (iii) the holders of the New Debenture, Preferred Stock and Warrants will be permitted to proceed with the conversion or exercise thereof, as limited by the Transaction documents.

               The Transactions and the related issuances of securities, if approved by the shareholders, will benefit the Company because they will (i) prevent a default on the terms of the Debenture and Warrant Purchase Agreement and (ii) enable the Company to use the net proceeds for working capital purposes to execute its business plan. If the Proposal is not approved, then the all unpaid principal and accrued interest under the New Debenture shall be immediately due and payable, at the option of the holder, placing the company’s continued operations at serious risk of closing.

               The maximum issuance of 116,067,273 shares of Common Stock issuable upon conversion of the New Debenture and the Preferred Stock, and upon the exercise of the Warrants would represent a significant dilution of the voting interests of existing shareholders. The issuance of shares of Common Stock pursuant to the New Debenture, Preferred Stock and the Warrants will also have a dilutive effect on earnings per share and may adversely affect the market price of the Common Stock.

               The issuance of shares of Common Stock in connection with the Transactions could have an anti-takeover effect because such issuance would make it more difficult for, or discourage an attempt by, a party to obtain control of the Company by tender offer or other means. The issuance of Common Stock upon conversion of the New Debenture or the Preferred Stock, or the exercise of the Warrants, will increase the number of shares entitled to vote, increase the number of votes required to approve a change of control of the Company, and dilute the interest of a party attempting to obtain control of the Company. The Proposal is not part of a plan by the Board to adopt a series of anti-takeover measures. The Board does not have any knowledge of any effort by any person to accumulate the Company’s securities or obtain control of the Company by any means.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE POTENTIAL ISSUANCE OF COMMON STOCK EXCEEDING 19.99% OF THE COMMON STOCK OUTSTANDING ON DECEMBER 7, 2007 UPON CONVERSION OF THE NEW DEBENTURE AND PREFERRED STOCK AND EXERCISE OF THE NEW WARRANTS. PROXIES SOLICITED BY THE BOARD WILL BE VOTED FOR THE PROPOSAL UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

VOTING SECURITES AND PRINCIPAL HOLDERS THEREOF

               As of the close of business on the Record Date, we had 28,811,798 shares of common stock outstanding, and 160 shares of Series A Convertible Preferred Stock outstanding. Each outstanding share of common stock is entitled to one vote per share. Each outstanding share of series A Convertible Preferred Stock is entitled to such number of votes equal to the number of shares of common stock into which such holders’ shares of Series A Convertible Preferred Stock are convertible pursuant to the provisions of the Certificate of Designation for the Series A Convertible Preferred Stock.

               The following table sets forth information regarding the number of shares of the Company’s common stock beneficially owned as of the record date by:

•	each person who is known by us to beneficially own 5% or more of our common stock,
•	each of our directors and executive officers, and
•	all of our directors and executive officers as a group.

Unless otherwise indicated, the address of each of the persons listed below is Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)

5% or Greater Stockholders

Lithium Nickel Asset Holding Company I 7 South Jersey Ave. East Setauket, NY 11733	8,750,000(3)	27.51%(4)

KIT Financial, Inc. 610 Anacapa Street, Suite D-11 Santa Barbara, CA 93101	2,715,000(5)	16.66%(6)

Executive Officers and Directors

Martin G. Klein	6,379,782(7)	22.14%
Bruce L. Lev	1,089,278(8)	3.75%(9)
Robert Hamlen	18,750(10)	0.07%(11)
William Wylam	12,500(12)	0.04%(13)
Lawrence Schafran	12,500(14)	0.04%(15)
Michael E. Reed	341,495(16)	1.18%(17)
Timothy E. Coyne	37,500(18)	0.13%(19)
Directors and executive officers as a group (seven persons)	7,891,805	26.96%(20)

(1)	Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after January 25, 2008, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person. Does not include (i) 493,707 shares of common stock issued to, (ii) 85,950 shares of common stock issuable upon the exercise of warrants held by and (iii) 31,250 shares of common stock issuable upon the exercise of options formerly held by Mr. Bagatelle.

(2)	Unless otherwise indicated, based upon 28,811,798 shares of common stock outstanding on January 25, 2008; does not include 64,000 shares of common stock issuable upon conversion of series A convertible preferred stock.

(3)	Includes (i) 5,750,000 shares of common stock outstanding and 3,000,000 shares of common stock issuable upon the exercise of warrants held by Lithium Nickel Asset Holding Company I.

(4)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 3,000,000 shares of common stock issuable upon the exercise of warrants.

(5)	Includes (i) 2,500,000 shares of common stock outstanding and (ii) 215,000 shares of common stock outstanding held by an affiliate of KIT Financial, Inc. Does not include 2,500,000 shares of common stock issuable upon the exercise of the warrant held by KIT Financial, Inc. (the “KIT Warrant”), which has an exercise price of $0.30 per share and is exercisable within three years of any issuance of shares of common stock or securities exercisable, convertible or exchangeable into common stock, to future third-party investors, that occurs on or before October 25, 2009. In no event shall the total amount of common stock issuable under the KIT Warrant exceed the lesser of (i) that number of shares, which when added to (x) 2.815 million plus (y) any additional shares of common stock issued to KIT Financial, Inc. pursuant to the Stock and Warrant Purchase Agreement entered into between KIT Financial, Inc. and the Company, exceed 9.98% of the total outstanding common stock of EEI at the time of exercise or (ii) 2.5 million shares.

(6)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 2,500,000 shares of common stock issuable upon the exercise of warrants.

(7)	Includes (i) 4,874,912 shares of common stock outstanding held by Mr. Klein, (ii) 250,000 shares of common stock outstanding held by Susan Klein, (iii) 627,435 shares of common stock outstanding held by Michael Klein and (iv) 627,435 shares of common stock outstanding held by Alison Klein & Stephen Okinow. Mr. Klein expressly disclaims beneficial ownership of the common stock owned or acquirable by the other investors.

(8)	Includes (i) 428,689 shares of common stock outstanding, 20,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 95,950 shares of common stock issuable upon the exercise of warrants held by the Trust FBO Thomas L. Kempner and (ii) 428,689 shares of common stock outstanding, 20,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 95,950 shares of common stock issuable upon the exercise of warrants held by the Trust FBO of Alan H. Kempner.

(9)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 40,000 shares of common stock issuable upon conversion of series A convertible preferred stock and 191,900 shares of common stock issuable upon the exercise of warrants.

(10)	Includes 18,750 shares of common stock issuable upon the exercise of options held by Mr. Hamlen.

(11)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 18,750 shares of common stock issuable upon the exercise of options.

(12)	Includes 12,500 shares of common stock issuable upon the exercise of options held by Mr. Wylam.

(13)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 12,500 shares of common stock issuable upon the exercise of options.

(14)	Includes 12,500 shares of common stock issuable upon the exercise of options held by Mr. Schafran.

(15)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 12,500 shares of common stock issuable upon the exercise of options.

(16)	Includes 191,495 shares of common stock outstanding and 150,000 shares of common stock issuable upon the exercise of options held by Mr. Reed.

(17)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 150,000 shares of common stock issuable upon the exercise of options.

(18)	Includes 37,500 shares of common stock issuable upon the exercise of options held by Mr. Coyne.

(19)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 37,500 shares of common stock issuable upon the exercise of options.

(20)	Based upon (i) 28,811,798 shares of common stock outstanding, plus (ii) 40,000 shares of common stock issuable upon conversion of series A convertible preferred stock, plus (iii) 191,900 shares of common stock issuable upon the exercise of warrants, plus (iv) 231,250 shares of common stock issuable upon exercise of options.

No other person or group has reported that it is the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended December 31, 2006 and Forms 5 and any amendments thereto furnished to the Corporation with respect to the fiscal year ended December 31, 2007, no director, officer or beneficial owner of more than 10% of the Corporation’s equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2006.

FINANCIAL STATEMENTS

The Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2006, filed with the SEC on April 2, 2007, which includes Financial Statements and the Management’s Discussion and Analysis of Financial Conditions and Results of Operations for fiscal year ended December 31, 2006 and 10-QSB for the quarter ended September 30, 2007, filed with the SEC on November 14, 2007, are incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion and analysis together with the financial statements and related notes included or incorporated elsewhere in this report. This discussion may contain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in any forward-looking statements as a result of many factors.

Results of Operations

Nine Months Ended September 30, 2007 Compared to Nine Months Ended September 30, 2006

Net Revenue

               Consolidated net revenue for the nine months ended September 30, 2007 was $2,708,302 compared with $3,231,452 for the nine months ended September 30, 2006, a decrease of $523,150 or 16.2%.

               Revenues of $2,575,635 from service operations for the nine months ended September 30, 2007 increased $457,876 or 21.6% compared with $2,117,759 in 2006 as a result of new research and development contract awards from the U. S. Army and U. S. Navy for thermal battery development, from Universal Technology Corporation for low temperature nickel metal hydride wafer cell battery development and from Lockheed Martin for lithium ion wafer cell battery development for the High Altitude Air Ship, partially offset by lower revenue from several completed contracts. During the nine months ended September 30, 2007, service revenues accounted for 95.1% of total revenues compared with 65.5% of total revenues in 2006.

               Revenues of $132,667 from product manufacturing operations for the nine months ended September 30, 2007 declined $981,026 compared with $1,113,693 in 2006 as a result of a decline in sales to EaglePicher under our supply agreement and lower sales of general aircraft products and Apache helicopter batteries. During the nine months ended September 30, 2007, product revenues accounted for 4.9% of total revenues compared with 34.4% of total revenues in 2006. Product sales to EaglePicher are expected to remain below their 2006 levels for the remainder of the year.

Gross Profit (Loss)

               Consolidated gross loss for the nine months ended September 30, 2007 was $(223,720) or (8.3)% of net revenue, compared with $(369,771), or (11.4)% of net revenue, in 2006. The lower gross loss was mainly due higher service revenue and lower costs associated with certain development contracts partially offset by the decline in products revenues which resulted in a decline in product manufacturing volume and a consequent lack of absorption of overhead costs.

               Gross loss from services for the nine months ended September 30, 2007 was $(134,608) or (5.2)% of net services revenue, compared with $(641,060), or (30.3)% of net services revenue, in 2006. The lower gross loss on service revenue was driven by higher service revenue and lower costs associated with certain development contracts.

               Gross loss from products for the nine months ended September 30, 2007 was $(89,112) or (67.2)% of net products revenue compared with gross profit of $271,289, or 24.4% of net products revenue, in 2006. The gross loss on products revenue was mainly due to the decline in products revenues, particularly sales to EaglePicher and sales of Apache helicopter batteries, which resulted in a decline in product manufacturing volume and a consequent lack of absorption of overhead costs.

Selling, General and Administrative Expenses

               Selling, general and administrative (“SG&A”) expenses for the nine months ended September 30, 2007 were $6,238,135, or 230.3% of total net revenue, compared with $2,124,165, or 65.7% of total net revenue, in 2006, an increase of $4,113,970 or 193.7%. The increase in SG&A was a result of $2,385,000 higher start-up costs associated with the Florida manufacturing facility and an increase of $839,000, $213,000, $292,000 and $83,000 in professional fees, wages, accounting and legal fees and selling and marketing expenses, respectively.

Research and Development Expenses

               Research and development (“R&D”) expenses for the nine months ended September 30, 2007 were $1,065,981 (39.4% of net revenue) compared with $757,158 (23.4% of net revenue) in 2006, an increase of $308,823 or 40.8%. R&D expenses relate to experimentation and product development for bipolar wafer cell nickel metal hydride batteries for hybrid electric vehicle (HEV) and plug-in hybrid vehicle (PHEV) automotive applications, for improved nickel cadmium batteries for the aerospace market, and for bipolar wafer cell lithium ion batteries for advanced military and commercial applications. Certain R&D conducted in applying the Company’s patented bipolar wafer cell design to lithium ion batteries is in connection with a stock purchase agreement with a venture capital firm pursuant to which the venture capital firm will make direct equity investments over a 14 month period in exchange for the Company’s common stock and warrants.

Other (Income) Expense

               Interest expense for the nine months ended September 30, 2007 was $1,400,472 compared with interest expense of $435,168 in 2006, an increase of $965,304 or 221.8%, reflecting nine months expense in 2007 compared with six months in 2006, late registration penalties on the 8.5% senior secured convertible notes issued in April 2006 and the additional expense associated with the payment of the semi-annual interest due on March 31, 2007 and September 30, 2007 and the August 1, 2007 put payment under the Notes in shares of the Company’s common stock. Interest and dividend income was $108,000 for the nine months ended September 30, 2007 compared with $126,252 for the nine months ended September 30, 2006 due to lower average cash balances during the nine months of 2007. The amortization of deferred debt discount and the amortization of deferred financing costs related to the issuance of the Notes were $369,370 and $305,869, respectively, for the nine months ended September 30, 2007 compared with $70,573 and $152,309, respectively, for the nine months ended September 30, 2006, reflecting nine months amortization in 2007 compared with six months amortization in 2006.

Net Loss

               Net loss for the nine months ended September 30, 2007 was $(9,496,797) or $(0.40) per share (basic and diluted), compared to net loss of $ $(3,679,233) or $(0.18) per share (basic and diluted) for the nine months ended September 30, 2006.

Related Parties

               The Company has agreements with certain related parties who provide consulting services to the Company. Related party services of an administrative nature were included in selling, general and administrative expenses in the amount of $40,390 and $182,219 for the three and nine months ended September 30, 2007 and $43,254 and $58,874 for the three and nine months ended September 30, 2006, respectively. The Company has agreements with the owner of E.F.S. Management Systems and Maryann Phillips, shareholders of the Company’s common stock, to provide accounting services. The Company has agreements with Robert Hamlen, William Wylam and Martin Klein, shareholders of the Company’s common stock, to provide consulting services.

               On March 31, 2005, the Company entered into a development agreement to receive a total of $450,000 in cash funding from In-Q-Tel, a shareholder of the Company’s common stock, for intended use in the research and development of certain battery technologies. The contract provides for scheduled payments to the Company if it performs certain research and development activities over a 24-month period. The Company has entered into a sub-contract agreement with Rutgers University to perform certain of these activities for $350,000. In connection with this development agreement, the Company entered into an agreement whereby the Company will issue warrants to In-Q-Tel containing certain cashless provisions to purchase up to 15,000 shares of the Company’s common stock upon exercise. The warrants are exercisable at $9.06 per share over a four-year period expiring in March 2009. The weighted average fair value of the warrants at the date of issuance using the Black Scholes option-pricing model is estimated at $5.58 per warrant. The total estimated value of the warrants, amounting to $83,767 was recorded as cost of services-related parties expense and other accrued liability. Further, a deferred contract cost and additional paid-in capital was recorded as of the date of issuance. The number of warrants that are exercisable are directly proportional to the amount of the scheduled payments that are received by the Company for performance of the development agreement. As of September 30, 2007, the Company has received the $450,000 of cash funding and the estimated value of the warrants has been fully amortized.

               On October 17, 2005, the Company entered into a Stock Purchase Agreement with In-Q-Tel, pursuant to which In-Q-Tel has agreed to purchase 241,692 shares of unregistered common stock of the Company and warrants to purchase 75,829 shares of unregistered common stock of the Company at an exercise price of $3.11 per share. The total purchase price for the stock and warrants is $800,000 and is expected to be paid over the course of 14 months following the closing, conditioned upon the Company achieving certain development milestones. As of September 30, 2007, the Company has received $700,000 and issued 211,480 shares of unregistered common stock and 66,350 warrants in connection with this agreement. During the nine months ended September 30, 2007, the Company received $400,000 and issued 120,848 shares of unregistered common stock and 37,916 warrants in connection with this agreement. During the nine months ended September 30, 2006, the Company received $200,000 and issued 60,424 shares of unregistered common stock and 18,958 warrants in connection with this agreement. The Company has completed the development program and on October 24, 2007, the Company received $100,000 and issued 30,212 shares of unregistered common stock and 9,479 warrants in connection with this agreement.

               On July 5, 2007 the Company entered into a consulting agreement (the “Klein Consulting Agreement”) with Mr. Martin Klein, the Chairman of the Board of Directors of the Company. The Klein Consulting Agreement provides that Mr. Klein will consult with the Company on an ongoing basis. Under the terms of the Klein Consulting Agreement, Mr. Klein will be compensated at the rate of $1,000 per day as well as reasonable out-of-pocket expenses, and he has agreed not to engage in or conduct any business which competes with the business conducted by the Company during the term of the Klein Consulting Agreement. The Klein Consulting Agreement will expire on July 5, 2008, and shall be automatically renewed for additional successive one year periods unless earlier terminated in accordance with the Klein Consulting Agreement.

Financial Condition

Liquidity and Capital Resources
Management’s Plans for Liquidity and Sources of Capital
               As of September 30, 2007, the Company had unrestricted cash and cash equivalents of $659,738 and held $487,487 of cash in escrow, the use of which is limited and restricted to payment under the 8.5% Senior Secured Convertible Notes of (i) installments of semi-annual interest through March 31, 2008 and (ii) the August 1, 2007 periodic right of the holders to require partial repurchase of their Notes. The Company incurred a loss from operations of $7,527,836 for the nine months ended September 30, 2007. During the nine months ended September 30, 2007, the Company required $5,661,039 of cash to fund its operating activities.

               The Company expects to invest additional amounts in capital expenditures in the next twelve months to facilitate the operating capabilities of its productive assets. The Company anticipates that its unrestricted cash and cash equivalents together with additional proceeds from the Stock Purchase Agreement and the release of restricted cash for working capital purposes as a result of the payment of interest on the 8.5% senior secured convertible notes in the Company’s common stock will not be sufficient to fund its operating activities over the next twelve months. Accordingly, the Company has engaged an investment banking firm to act as placement agent in connection with a proposed offering of debt or equity securities to obtain additional financing.

               On September 14, 2007, the Company received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it is not in compliance with the requirements for continued listing under Nasdaq Marketplace Rule 4310(c)(4) because the bid price of its common stock for the last 30 consecutive business days had closed below $1.00 per share. Pursuant to Nasdaq Marketplace Rule 4310(c)(8)(D), the Company has been provided an initial period of 180 calendar days, or until March 12, 2008, to regain compliance. The letter states the Nasdaq staff will provide written notification that the Company has achieved compliance with Rule 4310(c)(4) if at any time before March 12, 2008, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, although the letter also states that the Nasdaq staff has the discretion to require compliance for a period in excess of 10 consecutive business days, but generally not more than 20 consecutive business days, under certain circumstances. If the Company cannot demonstrate compliance with Rule 4310(c)(4) by March 12, 2008, the Nasdaq staff will determine whether the Company meets The Nasdaq Capital Market initial listing criteria set forth in Nasdaq Marketplace Rule 4310(c), except for the bid price requirement. If the Company meets the initial listing criteria, the Nasdaq staff will notify the Company that it has been granted an additional 180 calendar day compliance period. If the Company is not eligible for an additional compliance period, the Nasdaq staff will provide written notice that the Company’s securities will be delisted. At that time, the Company may appeal the Nasdaq staff’s determination to delist its securities to a Listing Qualifications Panel.

               On October 29, 2007, the Company completed a $750,000 sale of common stock to an accredited investor. This investment will provide the Company with limited short term liquidity while it continues to seek additional financing. Although the Company believes that it will obtain the additional financing, no assurance can be given that the Company will be successful in obtaining additional financing under terms acceptable to the Company or in an amount sufficient to fund its operating activities for the next twelve months. The funds that the Company raises, if any, may not allow it to maintain its current and planned operations. If the Company is unable to obtain additional capital, it may be required to delay, scale back or eliminate some or all of its development of existing or future business initiatives. Furthermore, if the Company is unable to secure additional sources of capital, there would be substantial doubt about its ability to fund future operations and continue as a going concern.

               The Company’s working capital, current ratio and long-term debt to equity ratio are as follows:

September 30, 2007		December 31, 2006
Working capital	$ 481,852	$ 5,423,982
Current ratio	1.27	4.18
Long-term debt to equity ratio	58.01	46.04

               On March 31, 2006, the Company entered into a note and warrant purchase agreement (the “Note and Warrant Purchase Agreement”) with seven institutional accredited investors (the “Investors”) and, on April 5, 2006, the Company issued and sold to the Investors $11,000,000 in aggregate principal amount of 8.5% senior secured convertible notes due 2010 (the “Notes”).

               In connection with the Note and Warrant Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated as of March 31, 2006, by and among the Company and the purchasers of the Notes. The Registration Rights Agreement required the Company to file a shelf registration statement (the “Shelf Registration Statement”) with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) to be declared effective by the SEC no later than 180 days after the date of the Registration Rights Agreement. Failure to do so would trigger interest penalties of $110,000 (representing 1.0% of the principal amount of the Notes) for each month beyond the 180 day period that the Shelf Registration Statement remains not having been declared effective, up to a maximum of $550,000 per year. The SEC declared the Shelf Registration Statement effective January 26, 2007. Consequently, the Company incurred aggregate interest penalties of $440,000 for the period October 27, 2006 through January 27, 2007, payable on March 31, 2007.

               The Company elected to pay the semi-annual interest and late registration penalties due on March 31, 2007 related to the Notes in shares of the Company’s common stock at the Interest Conversion Rate as described in the Note and Warrant Purchase Agreement. According to the Note and Warrant Purchase Agreement, 20 trading days prior to the interest payment due date, the Company is obligated to initially issue a number of shares of the Company’s common stock to the note holders to be applied against the amount due as interest and late registration penalties based upon the average of the five lowest volume weighted average prices for the 20 trading days prior to the interest payment due date. If the average of the five lowest volume weighted average prices for the 20 trading days ending on the trading day immediately prior to the interest payment due date is less than the average of the five lowest volume weighted average prices for the 20 trading days prior to the interest payment due date, the Company is obligated to issue an additional number of shares based upon the average of the five lowest volume weighted average prices for the 20 trading days ending on the trading day immediately prior to the interest payment due date. Accordingly, on March 2, 2007, the Company, pursuant to the Note and Warrant Purchase Agreement, delivered an aggregate of 765,769 shares of the Company’s common stock to the note holders’ accounts with The Depository Trust Company, representing the initial number of shares required to pay the interest and late registration penalties under the Notes, and on April 9, 2007, the Company, pursuant to the Note and Warrant Purchase Agreement, delivered an aggregate of 90,872 shares of the Company’s common stock to the note holders’ accounts with The Depository Trust Company, representing the additional number of shares required to pay the interest and late registration penalties under the Notes. On September 21, 2007, the Company, pursuant to the Note and Warrant Purchase Agreement, delivered an aggregate of 730,994 shares of the Company’s common stock to the note holders’ accounts with The Depository Trust Company, representing the initial number of shares required to pay the interest under the Notes, and on October 3, 2007, the Company, pursuant to the Note and Warrant Purchase Agreement, delivered an aggregate of 658,308 shares of the Company’s common stock to the note holders’ accounts with The Depository Trust Company, representing the additional number of shares required to pay the interest under the Notes. During the nine months ended September 30, 2007, $935,000 was released from escrow as a result of the payment of the March 31, 2207 and September 30, 2007 interest payments under the Notes in shares of the Company’s common stock.

               On August 1, 2007, the holders of the senior secured convertible notes exercised their put right and the Company elected to pay the put right in shares of the Company’s common stock as described in the Note and Warrant Purchase Agreement. Accordingly, on August 3, 2007, the Company, pursuant to the Note and Warrant Purchase Agreement, issued an aggregate of 1,229,973 shares of the Company’s common stock to the note holders, representing the number of shares required to pay the August 1, 2007 put right, plus accrued and unpaid interest. During the nine months ended September 30, 2007, $1,186,167 was released from escrow as a result of the payment of the August 1, 2007 put right, plus accrued and unpaid interest, under the Notes in shares of the Company’s common stock.

               On April 5, 2006, the Company completed the acquisition of certain assets and entered into certain lease agreements for real estate relating to the manufacture of lithium-ion and nickel based rechargeable cells and batteries located in Alachua, Florida from Lithium Nickel Asset Holding Company I, Inc., (the “Seller”), pursuant to the terms of an Asset Purchase Agreement. The total purchase consideration for the assets consisted of 5,750,000 unregistered shares of the Company’s common stock (the “Consideration Shares”) and a six-year warrant (“Contingent Warrant”) to purchase up to 2,000,000 unregistered shares of the Company’s common stock at an exercise price of $7.00 per share vesting upon meeting future contingent revenue milestones. The Company also issued 1,000,000 warrants in connection with the lease agreements and the Company has reserved 68,354 shares of common stock for future issuance as a contingent security deposit under the lease agreement. Of the total number of shares, 1,000,000 Consideration Shares will be held in escrow pursuant to an escrow agreement entered into at the closing in order to secure the Seller’s indemnification obligations under the Asset Purchase Agreement which shall be incrementally released over the course of five years until all of the shares are released on April 5, 2011.

               The Company is using the acquired assets and the simultaneous financing to develop and commercialize its advanced, proprietary and patented battery technology for high value and rapidly growing markets. Targeted applications are those for which smaller size, lighter weight, higher performance and longer life batteries are enabling technology or add significant value to the end product. The proprietary manufacturing technology being developed by the Company is expected to provide a cost advantage compared to other competitive technology. Upgrades and modifications of the acquired assets are required and are in progress. Additional assets specifically for bipolar cell manufacturing will be installed in the Florida location.

               In addition the Company is pursuing business opportunities to utilize the cylindrical cell manufacturing capabilities for niche, high value battery products for customers that value domestic manufacture of high quality, high reliability battery components. This may include advanced lithium ion cells in 18650 and 26650 industry standard sizes.

               To support the Florida facility improvements, product development activities and market development plans, the Company is hiring technical and marketing staff, based primarily in Connecticut and Florida. Sample products are being developed for submission to target customers and potential strategic partners. Demonstration projects to showcase the Company’s technology are being pursued and are expected to provide revenue, but on a cost share basis that will not recover full project costs. Significant commercial contracts are expected to be signed over the next 6 to 15 months. Primary target markets are military and government, transportation, utility power quality and backup, and power tools. It is not possible to predict the success of management’s efforts to achieve our goals for the facility in Florida.

               While Florida is expected to become the high volume manufacturing facility for the Company, manufacturing of legacy products and new products as well as contract R&D are expected to continue in Colorado. Headquarters functions and R&D will continue in Connecticut.

               The Company’s government contracts are each individually negotiated under their own terms and conditions with reference to the Federal Acquisition Regulations and are typically fully funded cost-reimbursement type. There is usually an 85% limitation placed on the fixed fee whereby 15% is withheld by the government until all contract requirements are satisfied and closeout documents submitted. There are no obligations for royalties.

               On October 17, 2005, the Company entered into a Stock Purchase Agreement with In-Q-Tel, pursuant to which In-Q-Tel has agreed to purchase 241,692 shares of unregistered common stock of the Company and warrants to purchase 75,829 shares of unregistered common stock of the Company at an exercise price of $3.11 per share. The total purchase price for the stock and warrants is $800,000 and is expected to be paid over the course of 14 months following the closing, conditioned upon the Company achieving certain development milestones. As of September 30, 2007, the Company has received $700,000 and issued 211,480 shares of unregistered common stock and 66,350 warrants in connection with this agreement. During the nine months ended September 30, 2007, the Company received $400,000 and issued 120,848 shares of unregistered common stock and 37,916 warrants in connection with this agreement. During the nine months ended September 30, 2006, the Company received $200,000 and issued 60,424 shares of unregistered common stock and 18,958 warrants in connection with this agreement. The Company has completed the development program and on October 24, 2007, the Company received $100,000 and issued 30,212 shares of unregistered common stock and 9,479 warrants in connection with this agreement.

               Net cash used in operating activities totaled $(5,661,039) and $(2,353,763) for the nine months ended September 30, 2007 and 2006, respectively. The Company invested $115,980 and $587,100 in equipment during the nine months ended September 30, 2007 and 2006, respectively. The Company sold $179,250 of property and equipment for proceeds of $178,000 in the period ended September 30, 2007. Prior year equipment additions relate primarily to the construction in progress for production equipment for the development of its nickel metal hydride product lines. The Company made payments towards security deposits of $219,693 during the first nine months ended September 30, 2006, relating primarily to the leases in Alachua, Florida.

Unregistered Sale of Equity Securities

               As more fully described in the Company’s Current Report on Form 8-K, filed on October 31, 2007, on October 25, 2007, the Company entered into a Common Stock and Warrant Purchase Agreement (the “KIT Purchase Agreement”) with KIT Financial, Inc. (the “Investor”) for the purchase of 2,500,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), for the purchase price of $750,000.

               Pursuant to the KIT Purchase Agreement, the Investor also purchased for $10.00 a warrant (the “Warrant”) for the purchase of up to 2,500,000 shares of Common Stock, subject to certain limitations contained in the Purchase Agreement, at an exercise price of $0.30 per share, exercisable within three years of any issuance of shares of Common Stock or securities exercisable, convertible or exchangeable into Common Stock, to future third-party investors, that occurs on or before October 25, 2009. In no event shall the total amount of Common Stock issuable under the Warrant exceed the lesser of (i) that number of shares, which when added to (x) 2.815 million plus (y) any additional shares of Common Stock issued pursuant to the KIT Purchase Agreement, exceed 9.98% of the total outstanding Common Stock of EEI at the time of exercise or (ii) 2.5 million shares.

               As more fully described in the section, above, entitled Authorization Or Issuance Of Securities Otherwise Than For Exchange, on December 7, 2007, the Company entered into a transaction whereby the Company (i) pursuant to that certain Note Sale and Preferred Stock and Warrant Purchase Agreement, dated December 7, 2007 (the “Existing Note Holders Agreement”), issued to its existing holders of Senior Secured Convertible Notes (the “Existing Note Holders” of the “Existing Notes”) shares of Series B Convertible Preferred Stock (“Preferred Stock”) and warrants to purchase the Company’s common stock (the “Existing Note Holders’ New Warrants”), and (ii) issued, pursuant to that certain Debenture and Warrant Purchase Agreement, dated December 7, 2007, a 10% Senior Secured Convertible Debenture (the “New Debenture”) and a warrant to purchase common stock (the “New Warrant”) to the Quercus Trust (“Quercus”).

               Representatives of Marcum & Kliegman LLP, the Company’s principal accountants are not expected to be present at the special meeting of shareholders.

STOCKHOLDER COMMUNICATION POLICY

               Stockholders may send communications to the Board of Directors or individual members of the Board by writing to them, care of Secretary, Electro Energy Inc., 30 Shelter Rock Road, Danbury, Connecticut 06810 (or any other then current mailing address), who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

DISSENTERS’ RIGHT OF APPRAISAL

               No action has been taken in connection with the corporate actions described herein by our Board of Directors or the voting shareholders for which Florida law, our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Our shareholders do not have dissenters’ rights with respect to the matters to be approved by the shareholders as described in this information statement.

“HOUSEHOLDING” OF INFORMATION STATEMENTS

               The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as “householding”, potentially means extra conveniences for stockholders and cost savings for companies.

               A number of brokers with accountholders who are stockholders of our company will be “householding” our information statements. As indicated in the notice previously provided by these brokers to stockholders, a single information statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in “householding” and would prefer to receive a separate information statement, please notify your broker.

               Stockholders who currently receive multiple copies of the information statement at their address and would like to request “householding” of their communications should contact their broker.

DOCUMENTS INCORPORATED BY REFERENCE

               The documents listed below are incorporated herein by reference. For copies of the Company’s financial statements, please visit our website at www.electroenergyinc.com, or the Securities and Exchange Commission website at www.sec.gov.

1.            The Company’s Current Report on Form 8-K filed on December 13, 2007, which describes the Transactions, and the exhibits attached thereto, which consist of the (i) Note Sale and Preferred Stock and Warrant Purchase Agreement and (ii) the Debenture and Warrant Purchase Agreement.

2.            The Company’s Quarterly Report on Form 10-QSB for the quarter ended September 30, 2007 filed on November 14, 2007.

3.            The Company’s Current Report on Form 8-K, filed on October 31, 2007, which describes the KIT Purchase Agreement.

               Upon the written or oral request of any security holder, the Company will mail, without charge, by first class mail, within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this Information Statement.

OTHER INFORMATION

               We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information with the SEC. This Information Statement, our Annual Report on Form 10-KSB and all other reports filed by us can be inspected and copied at the public reference facilities at the SEC’s office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically via the Internet, by accessing the Securities and Exchange Commission’s EDGAR website at http://www.sec.gov. Upon request to the Company and at no charge, we will mail a copy of the above-referenced documents that are incorporated herein by reference within one business day of such request.

CONCLUSION

               As a matter of regulatory compliance, we are sending you this Information Statement which describes the matters that are being submitted for stockholder approval. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934.

By Order of the Board of Directors,

/s/ Michael E. Reed

Michael E. Reed Board Member and Chief Executive Officer

February 8, 2008

APPENDIX A

DEBENTURE AND WARRANT PURCHASE

AGREEMENT

Dated as of December 7, 2007

by and between

ELECTRO ENERGY, INC.

and

THE QUERCUS TRUST

TABLE OF CONTENTS
(continued)

DEBENTURE AND WARRANT PURCHASE AGREEMENT

        This DEBENTURE AND WARRANT PURCHASE AGREEMENT, dated as of December 7, 2007 (this “Agreement”), by and between Electro Energy, Inc., a Florida corporation (the “Company”), and The Quercus Trust, a California trust (the “Purchaser”).

W I T N E S S E T H:

        WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

PURCHASE AND SALE OF DEBENTURE AND WARRANT

               1.1.    Purchase and Sale of Debentures and Warrant.

               (a)     Upon the following terms and conditions, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, a Senior Secured Convertible Debenture in the principal amount of Eighteen Million Dollars ($18,000,000), in substantially the form attached hereto as Exhibit A (the “Debenture”). The Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act, including Regulation D (“Regulation D”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

               (b)     Upon the following terms and conditions and for no additional consideration, the Purchaser shall be issued a Warrant to Purchase Common Stock, in substantially the form attached hereto as Exhibit B (the “Warrant”), to purchase up to 32,272,273 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). The Warrant shall expire three (3) years following the Closing Date and shall have an exercise price per share equal to the Warrant Price (as defined in the Warrant).

               1.2.    Purchase Price and Closing. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase the Debenture and the Warrant for a purchase price of Eighteen Million Dollars ($18,000,000) (the “Purchase Price”), composed of a cash payment of $8,100,000 and the surrender of $9,900,000 face amount of the Company’s 8.5% Senior Secured Convertible Notes. The closing of the purchase and sale of the Debenture and Warrant to be acquired by the Purchaser from the Company under this Agreement shall take place at the offices of Lev & Berlin, P.C., 200 Connecticut Avenue, 5th Floor, Norwalk, Connecticut 06854 (the “Closing”) at 10:00 a.m., Eastern time, (i) on December 7, 2007; provided, that all of the conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith, or (ii) at such other time and place or on such date as the Purchaser and the Company may agree upon (the “Closing Date”). Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (x) its Debenture, (y) its Warrant and (z) any other documents required to be delivered pursuant to Article IV hereof. At the Closing, the Purchaser shall deliver the cash component of the Purchase Price by wire transfer to a bank account designated by the Company.

               1.3.    Underlying Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of that portion of the Debenture and exercise of that portion of the Warrant that are convertible or exercisable as of the Closing Date. The Company shall authorize and reserve, and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of Common Stock to effect the conversion of the balance of the Debenture and exercise of the balance of the Warrant not more than 30 days subsequent to the Closing Date. Any shares of Common Stock issuable upon conversion of the Debenture and exercise of the Warrant (and such shares when issued) are herein referred to as the “Underlying Shares.” The Debenture, the Warrant and the Underlying Shares are sometimes collectively referred to herein as the “Securities.”

ARTICLE II

REPRESENTATIONS AND WARRANTIES

               2.1.     Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser, as of the date hereof and the Closing Date (except as set forth in the Commission Documents or on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

               (a)     Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any Subsidiaries (as defined in Section 2.1(g)) or own securities of any kind in any other entity except as set forth on Schedule 2.1(g) hereto. Each Subsidiary of the Company is duly incorporated, organized or formed, as the case may be, validly existing and in good standing under the laws of the State of its incorporation, organization or formation, as the case may be, and has the requisite corporate, partnership, limited liability company or other power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company and each such Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

               (b)     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Debenture, the Warrant, that certain Security Agreement by and among the Company and the Purchaser, dated as of even date herewith, substantially in the form of Exhibit C attached hereto (the “Security Agreement”), and the Irrevocable Transfer Agent Instructions (as defined in Section 3.16 hereof) (collectively, the “Transaction Documents”) and to issue and sell the Securities in accordance with the terms hereof. Each Subsidiary of the Company has the requisite corporate, partnership, limited liability company or other power and authority to enter into and perform its obligations under each Transaction Documents to which it is a party. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 2.1(b), no further consent or authorization of the Company, its Board of Directors or stockholders is required. The execution, delivery and performance by each such Subsidiary of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action, and, except as set forth on Schedule 2.1(b), no further consent or authorization of the Company, such Subsidiary, their respective boards of directors, stockholders, members, managers, or partners, as the case may be, is required. When executed and delivered by the Company, each of the Transaction Documents shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application. When executed and delivered by a Subsidiary, each of the Transaction Documents to which such Subsidiary is a party shall constitute a valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

               (c)     Capitalization. The authorized capital stock of the Company as of the date hereof is set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the Common Stock and any other outstanding security of the Company have been duly and validly authorized and validly issued, fully paid and non-assessable and were issued in accordance with the registration or qualification provisions of the Securities Act, or pursuant to valid exemptions therefrom. Except as set forth in this Agreement and as set forth on Schedule 2.1(c) hereto, no shares of Common Stock or any other security of the Company are entitled to preemptive rights, registration rights, rights of first refusal or similar rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and as set forth on Schedule 2.1(c) hereto, there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1(c) hereto, the Company is not a party to or bound by any agreement or understanding granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as set forth on Schedule 2.1(c), the Company is not a party to, and it has no knowledge of, any agreement or understanding restricting the voting or transfer of any shares of the capital stock of the Company. Except as disclosed on Schedule 2.1(c) or in the Commission Documents, (i) there are no outstanding debt securities, or other form of material debt of the Company or any of its Subsidiaries, (ii) there are no contracts, commitments, understandings, agreements or arrangements under which the Company or any of its Subsidiaries is required to register the sale of any of their securities under the Securities Act, (iii) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings, agreements or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (iv) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities, (v) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements, or any similar plan or agreement and (vi) as of the date of this Agreement, except as disclosed on Schedule 2.1(c), to the Company’s and each of its Subsidiaries’ knowledge, no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. Any Person with any right to purchase securities of the Company that would be triggered as a result of the transactions contemplated hereby or by any of the other Transaction Documents has waived such rights or the time for the exercise of such rights has passed, except where failure of the Company to receive such waiver would not have a Material Adverse Effect. Except as set forth on Schedule 2.1(c), there are no options, warrants or other outstanding securities of the Company (including, without limitation, any equity securities issued pursuant to any Company stock option or incentive plan) the vesting of which will be accelerated by the transactions contemplated hereby or by any of the other Transaction Documents. Except as set forth in Schedule 2.1(c), none of the transactions contemplated by this Agreement or by any of the other Transaction Documents shall cause, directly or indirectly, the acceleration of vesting of any options issued pursuant the Company’s stock option plans.

               (d)     Issuance of Securities. The Debenture and the Warrant to be issued at the Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Debenture shall be validly issued and outstanding, free and clear of all liens, encumbrances and rights of refusal of any kind. When the Underlying Shares are issued and paid for in accordance with the terms of this Agreement and as set forth in the Debenture and Warrant, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens, encumbrances and rights of refusal of any kind and the holders shall be entitled to all rights accorded to a holder of Common Stock.

               (e)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the performance by the Company of its obligations under the Debentures and the consummation by the Company of the transactions contemplated hereby and thereby, (including the issuance of the Securities as contemplated hereby) do not and will not (i) violate or conflict with any provision of the Company’s Articles of Incorporation (the “Articles”) or By-laws (the “Bylaws”), each as amended to date, or any Subsidiary’s comparable charter documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, Debenture, bond, license, lease agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries’ respective properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries are bound or affected, except, with respect to clauses (ii) and (iii) above for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect (excluding with respect to federal and state securities laws)). Neither the Company nor any of its Subsidiaries is required under federal, state, foreign or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or issue and sell the Securities in accordance with the terms hereof (other than any filings, consents and approvals which may be required to be made by the Company under applicable state and federal securities laws, rules or regulations).

               (f)     Commission Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). At the times of their respective filings, the Form 10-QSB for the fiscal quarters ended March 31, 2007, June 30, 2007, and September 30, 2007 (collectively, the “Form 10-QSB”) and the Form 10-KSB for the fiscal year ended December 31, 2006 (the “Form 10-KSB”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and the Form 10-QSB and Form 10-KSB did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the Commission Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

               (g)     Subsidiaries. Schedule 2.1(g) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each person’s ownership of the outstanding stock or other interests of such Subsidiary. For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable. Except as set forth on Schedule 2.1(g) hereto, there are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence except as set forth on Schedule 2.1(g) hereto. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

               (h)     No Material Adverse Change. Since December 31, 2006, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(h) hereto or as disclosed in its Commission Documents.

               (i)     No Undisclosed Liabilities. Except as disclosed on Schedule 2.1(i) hereto, neither the Company nor any of its Subsidiaries has incurred any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s or its Subsidiaries respective businesses or which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect.

               (j)     No Undisclosed Events or Circumstances. Since December 31, 2006, except as disclosed on Schedule 2.1(j) hereto, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

               (k)     Indebtedness. Schedule 2.1(k) hereto sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or Indebtedness for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the Debentures thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

               (l)     Title to Assets. Each of the Company and the Subsidiaries has good and valid title to all of its real and personal property reflected in the Commission Documents, free and clear of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated on Schedule 2.1(l) hereto or such that, individually or in the aggregate, do not cause a Material Adverse Effect. Any leases of the Company and each of its Subsidiaries are valid and subsisting and, to the Company’s knowledge, in full force and effect.

               (m)     Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the Commission Documents or on Schedule 2.1(m) hereto, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company, any Subsidiary or any of their respective properties or assets, which individually or in the aggregate, would reasonably be expected, if adversely determined, to have a Material Adverse Effect. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any officers or directors of the Company or Subsidiary in their capacities as such, which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

               (n)     Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission Documents or on Schedule 2.1(n) hereto or such that, individually or in the aggregate, the noncompliance therewith could not reasonably be expected to have a Material Adverse Effect. The Company and each of its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

               (o)     Taxes. The Company and each of the Subsidiaries has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the Subsidiaries for all current taxes and other charges to which the Company or any Subsidiary is subject and which are not currently due and payable. Except as disclosed on Schedule 2.1(o) hereto or in the Commission Documents, none of the federal income tax returns of the Company or any Subsidiary have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

               (p)     Certain Fees. Except as set forth on Schedule 2.1(p) hereto, the Company has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

               (q)     Operation of Business. Except as set forth on Schedule 2.1(q) hereto, the Company and each of the Subsidiaries owns or possesses the rights to all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations which are necessary for the conduct of its business as now conducted without any conflict with the rights of others.

               (r)     Environmental Compliance. Except as set forth on Schedule 2.1(r) hereto or in the Commission Documents, the Company and each of its Subsidiaries have obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any Environmental Laws. “Environmental Laws” shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. To the Company’s knowledge, the Company has all necessary governmental approvals required under all Environmental Laws as necessary for the Company’s business or the business of any of its subsidiaries. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect and to the knowledge of the Company, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its Subsidiaries that violate or may violate any Environmental Law after the Closing Date or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

               (s)     Books and Records; Internal Accounting Controls. The records and documents of the Company and its Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any Subsidiary. Except as set forth on Schedule 2.1(s) hereto, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

               (t)     Transactions with Affiliates. Except as set forth on Schedule 2.1(t) hereto and in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company, any Subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its Subsidiaries, or any person owning at least 5% of the outstanding capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder which, in each case, is required to be disclosed in the Commission Documents or in the Company’s most recently filed definitive proxy statement on Schedule 14C, that is not so disclosed in the Commission Documents or in such proxy statement.

               (u)     Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees, except as set forth on Schedule 2.1(u) hereto. Except as set forth on Schedule 2.1(u) hereto, neither the Company nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed in the Commission Documents that is not so disclosed. No officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

               (v)     Absence of Certain Developments. Except as set forth in the Commission Documents or provided on Schedule 2.1(v) hereto, since December 31, 2006, neither the Company nor any Subsidiary has:

(i) issued any stock, bonds or other corporate securities or any right, options or Warrant with respect thereto;

(ii) borrowed any amount in excess of $100,000 or incurred or become subject to any other liabilities in excess of $100,000 (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the business of the Company and its Subsidiaries;

(iii) discharged or satisfied any lien or encumbrance in excess of $100,000 or paid any obligation or liability (absolute or contingent) in excess of $100,000, other than current liabilities paid in the ordinary course of business;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock, in each case in excess of $50,000 individually or $100,000 in the aggregate;

(v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, in each case in excess of $100,000, except in the ordinary course of business;

(vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights in excess of $100,000, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or their representatives;

(vii) suffered any material losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

(ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

(x) entered into any material transaction, whether or not in the ordinary course of business which has not been disclosed in the Commission Documents;

(xi) made charitable contributions or pledges in excess of $10,000;

(xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

(xiv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

               (w)     Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and presently applicable to the Company, and intends to comply with (and at such time required by) other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness and applicability of such provisions with respect to the Company.

               (x)     Disclosure. Except for the transactions contemplated by this Agreement, the Company confirms that neither it nor any other person acting on its behalf has provided any of the Purchaser or their agents or counsel with any information that constitutes or might constitute material, nonpublic information. To the Company’s knowledge, neither the representations and warranties contained in Section 2.1 of this Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to the Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

               2.2.     Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows as of the date hereof and as of the Closing Date:

               (a)     Organization and Standing of the Purchaser. The Purchaser is a trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

               (b)     Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform its obligations under the Transaction Documents and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary trust action, and no further consent or authorization of the Purchaser or its trustees, board of directors, stockholders, or partners, as the case may be, is required. When executed and delivered by the Purchaser, the other Transaction Documents shall constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

               (c)     No Conflict. The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby and hereby do not and will not (i) violate any provision of the Purchaser’s charter or organizational documents, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, Debenture, bond, license, lease agreement, instrument or obligation to which the Purchaser is a party or by which the Purchaser’s properties or assets are bound, or (iii) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Purchaser or by which any property or asset of the Purchaser is bound or affected, except, in all cases, other than violations pursuant to clauses (i) or (iii) (with respect to federal and state securities laws) above, except, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, materially and adversely affect the Purchaser’s ability to perform its obligations under the Transaction Documents.

               (d)     Acquisition for Investment. The Purchaser is purchasing the Securities solely for its own account and not with a view to, or for sale in connection with, public sale or distribution thereof. The Purchaser does not have a present intention to sell any of the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of any of the Securities to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with Federal and state securities laws applicable to such disposition. The Purchaser acknowledges that it (i) has such knowledge and experience in financial and business matters such that the Purchaser is capable of evaluating the merits and risks of the Purchaser’s investment in the Company, (ii) is able to bear the financial risks associated with an investment in the Securities and (iii) has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

               (e)     Rule 144. The Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. The Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that the Purchaser has been advised that Rule 144 permits resales only under certain circumstances. The Purchaser understands that to the extent that Rule 144 is not available, it will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

               (f)     General. The Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities. The Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

               (g)     No General Solicitation. The Purchaser acknowledges that the Securities were not offered to the Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, Internet website or similar media, or broadcast over television or radio, or transmitted by electronic mail over the Internet, (ii) any seminar or meeting to which the Purchaser was invited by any of the foregoing means of communications. The Purchaser, in making the decision to purchase the Securities, has relied upon independent investigation made by it and has not relied on any information or representations made by third parties.

               (h)     Accredited Investor. The Purchaser is an “accredited investor” (as defined in Rule 501 of Regulation D), and it has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and the Purchaser is not a broker-dealer. The Purchaser acknowledges that an investment in the Securities is speculative and involves a high degree of risk.

               (i)     Certain Fees. The Purchaser has not employed any broker or finder or incurred any liability for any brokerage or investment banking fees, commissions, finders’ structuring fees, financial advisory fees or other similar fees in connection with the Transaction Documents.

               (j)     Independent Investment. Except as may be disclosed in any filings made by the Purchaser with the Commission, the Purchaser has not agreed to act with any other person or entity for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act.

ARTICLE III

COVENANTS

        The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees.

               3.1.     Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchaser, or its subsequent holders.

               3.2.     Registration and Listing. The Company shall cause its Common Stock to continue to be registered under Sections 12(g) of the Exchange Act, to comply in all respects with its reporting and filing obligations under the Exchange Act, to comply with all requirements related to any registration statement filed pursuant to this Agreement, and to not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the Nasdaq Capital Market or other exchange or market on which the Common Stock is trading. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act. Upon the request of the Purchaser, the Company shall deliver to the Purchaser a written certification of a duly authorized officer as to whether it has complied with the issuer requirements of Rule 144.

               3.3.     Inspection Rights. Provided the same would not be in violation of Regulation FD, the Company shall permit, during normal business hours and upon reasonable request and reasonable advance notice, the Purchaser or any employees, agents or representatives thereof, so long as the Purchaser shall hold the Debentures or shall beneficially own any Underlying Shares, for purposes reasonably related to the Purchaser’s interests as a stockholder, to examine the publicly available, non-confidential records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any Subsidiary, and to discuss the publicly available, non-confidential affairs, finances and accounts of the Company and any Subsidiary with any of its officers, consultants, directors and key employees.

               3.4.     Compliance with Laws. The Company shall comply, and cause each Subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which would be reasonably likely to have a Material Adverse Effect.

               3.5.     Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

               3.6.     Reporting Requirements. If the Commission ceases making the Company’s periodic reports available via the Internet without charge, then the Company shall furnish the following to the Purchaser so long as the Purchaser shall beneficially own Securities:

               (a)     Quarterly Reports filed with the Commission on Form 10-QSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission;

               (b)     Annual Reports filed with the Commission on Form 10-KSB as soon as practical after the document is filed with the Commission, and in any event within five (5) days after the document is filed with the Commission; and

               (c)     Copies of all notices, information and proxy statements in connection with any meetings that are, in each case, provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

               3.7.     Other Agreements. The Company shall not enter into any agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any Subsidiary under any Transaction Document.

               3.8.     Use of Proceeds. The net proceeds from the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes, including growth initiatives.

               3.9.     Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

               3.10.     Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) on the first Trading Day following the Closing Date. The Company shall also file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the form of Debenture, the Security Agreement, the form of Warrant and the Press Release) as soon as practicable following the Closing Date but in no event more than four (4) Trading Days following the Closing Date, which Press Release and Form 8-K shall be subject to prior review and reasonable comment by the Purchaser. “Trading Day” means any day during which the principal exchange on which the Common Stock is traded shall be open for trading.

               3.11.     Amendments. The Company shall not amend or waive any provision of the Articles or By-laws of the Company in any way that would adversely affect exercise rights, voting rights, conversion rights, prepayment rights or redemption rights of the holder of the Debentures.

               3.12.     Distributions. So long as the Debenture remains outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

               3.13.     Reservation of Shares. Subject to Section 1.3 hereof, so long as the Debenture or Warrant remain outstanding, the Company shall take all action necessary to at all times have authorized and reserved for the purpose of issuance of a sufficient number of shares of Common Stock needed to provide for the issuance of the Underlying Shares.

               3.14.     Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser, for the Underlying Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Debenture or exercise of the Warrant in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Underlying Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.14 will be given by the Company to its transfer agent and that the Underlying Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. If the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Underlying Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Underlying Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Underlying Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser and without any restrictive legend.

               3.15.     Disposition of Assets. So long as the Debenture remains outstanding, neither the Company nor any Subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except (i) for sales of obsolete assets or assets not material to the operation of its business and sales to customers in the ordinary course of business or (ii) with the prior written consent of the Purchaser.

               3.16.     Form S-3 Eligibility. The Company currently meets the “registrant eligibility” and transaction requirements set forth in the general instructions to Form S-3 applicable to “resale” registrations on Form S-3 and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner.

               3.17.     Board Representation. Subject to any listing requirements of the Nasdaq Capital Market, following the Closing, the Purchaser shall have the right to appoint a representative to the Company’s Board of Directors (who shall be reasonably acceptable to the Company). The director appointed by the Purchaser shall remain on the Board so long as the Purchaser owns a majority of the original principal amount of the Debenture.

               3.18.     Right of First Refusal. (a) For the twelve (12) month period following the Closing, the Purchaser will have the right of first refusal (the “Purchase Right”) to purchase, on the same terms as other investors, up to one hundred percent (100%) of any debt securities, equity securities, securities convertible into equity securities, or options or warrants therefor (“Purchase Securities”) that the Company proposes to offer, other than the securities excluded by paragraph (e) below.

               (b)     If the Company proposes to issue any Purchase Securities, it shall give the Purchaser written notice of its intention, describing the Purchase Securities, the price and the terms and conditions upon which the Company proposes to issue the same, together with a signed and accepted term sheet. The Purchaser shall have ten (10) Trading Days from the giving of such notice to elect to purchase all or part of the Purchase Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of such Purchase Securities to be purchased.

               (c)     The Purchaser shall then effect the purchase of the Purchase Securities at the closing of the issuance of Purchase Securities described in the notice delivered by the Company pursuant to paragraph (b) above. On the date of such closing, the Company shall deliver to the Purchaser the certificates representing the Purchase Securities to be purchased by the Purchaser, each certificate to be properly endorsed for transfer, and at such time, the Purchaser shall pay the purchase price for the Purchase Securities.

               (d)     If the Purchaser fail to exercise in full its Purchase Right, the Company shall have ninety (90) days thereafter to sell the Purchase Securities in respect of which the Purchaser’s rights were not exercised, at a price and upon general terms and conditions no more favorable to the purchaser thereof than specified in the Company’s notice to the Purchaser pursuant to paragraph (b) above. If the Company has not sold such Purchase Securities within such ninety (90) days, the Company shall not thereafter issue or sell any Purchase Securities, without first again complying with this Section 3.18.

               (e)     The Purchase Right established by this Section 3.18 shall have no application to any of the following issuances of Purchase Securities (collectively, the “Excluded Securities”):

(i) shares of Common Stock issued or issuable to employees, directors or consultants pursuant to equity holder plans maintained by the Company and registered with the Commission on Form S-8;

(ii) shares of Common Stock issued or issuable upon the exercise or conversion of currently outstanding options, warrants or convertible securities;

(iii) shares of Common Stock issued or issuable on the conversion of the Debenture or exercise of the Warrant or in connection with the Concurrent Debt Exchange Transaction (as defined in Section 4.1(f)); or

(iv) shares of Common Stock issued or issuable solely as consideration for bank financings, equipment leases, investor relations/public relations services, business acquisitions, mergers, strategic partnerships, or public offerings.

ARTICLE IV

CONDITIONS

               4.1.    Conditions Precedent to the Obligation of the Company to Close and to Sell the Securities. The obligation hereunder of the Company to close and issue and sell the Securities to the Purchaser at the Closing is subject to the satisfaction or waiver, at or before the Closing of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

               (a)    Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

               (b)    Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

               (c)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

               (d)    Delivery of Purchase Price. The Purchase Price for the Securities shall have been delivered to the Company on the Closing Date.

               (e)    Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchaser to the Company.

               (f)    Completion of Concurrent Debt Exchange Transaction. The purchase of all of the Company’s 8.5% Senior Secured Convertible Notes by the Purchaser (the “Concurrent Debt Exchange Transaction”) shall have occurred or shall occur simultaneously with the Closing.

               4.2.    Conditions Precedent to the Obligation of the Purchaser to Close and to Purchase the Securities. The obligation hereunder of the Purchaser to purchase the Securities and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion.

               (a)    Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of such date.

               (b)    Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

               (c)    No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the Commission or the Nasdaq Capital Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets (“Bloomberg”) shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Securities.

               (d)    No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

               (e)    No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority, to the Company’s knowledge, shall have been threatened, against the Company or any Subsidiary, or any of the officers, directors or affiliates of the Company or any Subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

               (f)    Opinion of Counsel. The Purchaser shall have received an opinion of counsel to the Company, dated the date of the Closing, substantially in the form of Exhibit E hereto, with such exceptions and limitations as shall be reasonably acceptable to counsel to the Purchaser.

               (g)    Debenture and Warrant. At or prior to the Closing Date, the Company shall have delivered to the Purchaser the Debenture (in such denominations as the Purchaser may request) and the Warrant (in such denominations as the Purchaser may request).

               (h)    Officer’s Certificate. On the Closing Date, the Company shall have delivered to the Purchaser a certificate signed by an executive officer on behalf of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date (except those representations and warranties made as of a specific date) and confirming the compliance by the Company with the conditions precedent set forth in paragraphs (b) to (e) and (i) of this Section 4.2 as of the Closing Date (provided that, with respect to the matters in paragraphs (d) and (e) of this Section 4.2, such confirmation shall be based on the knowledge of the executive officer after due inquiry).

               (i)    Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, shall have been delivered to the Company’s transfer agent.

               (j)    Security Agreement. At the Closing, the Company shall have executed and delivered the Security Agreement to the Purchaser.

               (k)    UCC Financing Statements. All UCC financing statements in form and substance satisfactory to the Purchaser shall have been filed at the appropriate offices.

ARTICLE V

CERTIFICATE LEGEND

               5.1.    Legend. Each certificate representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR ELECTRO ENERGY, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

               The Company agrees to issue or reissue certificates representing any of the Underlying Shares, without the legend set forth above if at such time, prior to making any transfer of any such Underlying Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Underlying Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required (which may include an opinion of counsel provided by the Company), or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144 under the Securities Act (which may include an opinion of counsel provided by the Company); and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, (ii) compliance with applicable state securities or “blue sky” laws has been effected, or (iii) the holder provides the Company with reasonable assurances that a valid exemption exists with respect thereto (which may include an opinion of counsel provided by the Company). The Company will respond to any such notice from a holder within three (3) business days. In the case of any proposed transfer under this Section 5.1, the Company will use commercially reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Underlying Shares is required to be issued to the Purchaser without a legend, in lieu of delivering physical certificates representing the Underlying Shares, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Company shall use its reasonable best efforts to cause its transfer agent to electronically transmit the Underlying Shares to the Purchaser by crediting the account of the Purchaser’s Prime Broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system (to the extent not inconsistent with any provisions of this Agreement).

ARTICLE VI

INDEMNIFICATION

               6.1.    Company Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and its directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein, and the Purchaser agrees to indemnify and hold harmless the Company to the same extent as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Purchaser herein.

               6.2.    Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “indemnified party”) will give written notice to the indemnifying party of any matter giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnifying party a conflict of interest between it and the indemnified party exists with respect to such action, proceeding or claim (in which case the indemnifying party shall be responsible for the reasonable fees and expenses of one separate counsel for the indemnified parties), to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the indemnified party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification obligations to defend the indemnified party required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party shall refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law. No indemnifying party will be liable to the indemnified party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the indemnified party’s breach of any of the representations, warranties or covenants made by such party in this Agreement or in the other Transaction Documents.

ARTICLE VII

MISCELLANEOUS

               7.1.    Short Sales. The Purchaser covenants that neither it nor any affiliate acting on its behalf or pursuant to any understanding with it will pledge, hypothecate, loan or execute any “short sales,” as such term is defined in Rule 200 of Regulation SHO under the Exchange Act, or other hedging transactions with broker-dealers or other financial institutions that may, in turn, engage in “short sales” of the Common Stock, during the twelve (12) month period prior to conversion of the Debenture.

               7.2.    Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided that the Company shall pay all actual, reasonable and necessary attorneys’ fees and expenses (including disbursements and out-of-pocket expenses) incurred by the Purchaser in connection with (i) the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated thereunder, which payment shall be made at the Closing, and (ii) any amendments, modifications or waivers of this Agreement or any of the other Transaction Documents. The Company shall also pay all reasonable fees and expenses incurred by the Purchaser in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses.

               7.3.    Specific Performance; Consent to Jurisdiction; Venue.

               (a)     The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

               (b)     The parties agree that venue for any dispute arising under this Agreement will lie exclusively in the state or federal courts located in Delaware, and the parties irrevocably waive any right to raise forum non conveniens or any other argument that Delaware is not the proper venue. The parties irrevocably consent to personal jurisdiction in the state and federal courts of the State of Delaware. The Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.3 shall affect or limit any right to serve process in any other manner permitted by law. The Company and the Purchaser hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to the Securities, this Agreement or the other Transaction Documents, shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party. The parties hereby waive all rights to a trial by jury.

               7.4.    Entire Agreement; Amendment. This Agreement and the Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the other Transaction Documents, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 7.4 shall be binding upon the Purchaser (and its permitted assigns) and the Company.

               7.5.    Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:	Electro Energy, Inc. 30 Shelter Rock Road Danbury, Connecticut 06810 Attention: President Tel. No.: (203) 797-2699 Fax No.: (203) 797-2697

with copies (which copies shall not constitute notice to the Company) to:	Lev & Berlin, P.C. 200 Connecticut Avenue, 5th Floor Norwalk, Connecticut 06854-1940 Attention: Duane L. Berlin, Esq. Tel. No.: (203) 838-8500 Fax No.: (203) 854-1652

-and-

Greenberg Traurig, LLP MetLife Building 200 Park Avenue, 15th Floor New York, New York 10166 Attention: Spencer G. Feldman, Esq. Tel No.: (212) 801-9200 Fax No.: (212) 801-6400

If to the Purchaser:	Quercus Trust 2309 Santiago Drive Newport Beach, California 92660 Attn: Mr. David Gelbaum, Trustee

        Any party hereto may from time to time change its address for notices by giving written notice of such changed address to the other party hereto pursuant to the provisions of this Section 7.5.

               7.6.    Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

               7.7.    Headings. The article, section and subsection headings in this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

               7.8.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. After the Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement. Subject to Section 5.1 hereof, the Purchaser may assign the Securities and its rights under this Agreement and the other Transaction Documents and any other rights hereto and thereto without the consent of the Company.

               7.9.    No Third Party Beneficiaries. Except as contemplated by Article VI hereof, this Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               7.10.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

               7.11.    Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder.

               7.12.    Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart.

               7.13.    Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser without the consent of the Purchaser, which consent shall not be unreasonably withheld or delayed, or unless and until such disclosure is required by law, rule or applicable regulation, including without limitation any disclosure pursuant to the Registration Statement, and then only to the extent of such requirement.

               7.14.    Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

               7.15.    Further Assurances. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchaser shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the other Transaction Documents.

        IN WITNESS WHEREOF, the parties hereto have caused this Debenture and Warrant Purchase Agreement to be duly executed by their respective authorized officers as of the date first above written.

ELECTRO ENERGY, INC.

By:	/s/ Timothy E. Coyne Timothy E. Coyne Chief Financial Officer

THE QUERCUS TRUST

By:	/s/ David Gelbaum David Gelbaum Trustee

30 Shelter Rock Road	Danbury, CT 06810	Tel: (203) 797-2699	Fax: (203) 797-2697

December 14, 2007

The Quercus Trust
2309 Santiago Drive
Newport Beach, CA 92660
Attn: David Gelbaum

Re:	Letter Agreement for Compliance with NASDAQ Marketplace Rule 4350(i)77

Dear Mr. Gelbaum,

               The purpose of this letter agreement is to achieve compliance with the shareholder-approval provisions of the NASDAQ Marketplace Rules.

               Reference is made to (i) that certain $18 Million 10% Senior Secured Convertible Debenture (the “Debenture”) and (ii) that certain Warrant (the “Warrant”), which were issued by Electro Energy, Inc. (the “Company”) to the Quercus Trust (“Quercus”) on December 7, 2007 and are convertible and exercisable, respectively, into shares of the Company’s common stock, par value $0.001 (the “Common Stock”). The Debenture and the Warrant together may hereinafter be referred to as the “Convertible Securities”.

               In accordance with NASDAQ Marketplace Rule 4350(i) (the “Rule”), transactions that contemplate issuances constituting 20% or more of an issuer’s outstanding shares of common stock must not contain “alternative outcomes”, as defined in IM-4350-2. The Debenture, however, provides for such an alternative outcome in the event that the Company fails to obtain shareholder approval, in the form of an acceleration of payments due under the Debenture.

               In order to comply with the requirements of the Rule, notwithstanding anything contained in the Transaction Documents (as such term is defined in the Debenture) to the contrary, Quercus and the Company agree that the Company (and its successors and/or assigns) shall not permit the conversion or exercise of, and Quercus (and its successors and/or assigns)shall not attempt to convert or exercise, the Convertible Securities into any shares of Common Stock until a majority of the Company’s shareholders have approved of the potential issuances of Common Stock contemplated in (i) the Transaction Documents and (ii) that certain Note Sale and Stock and Warrant Purchase Agreement, dated December 7, 2007, between the Company and the former holders of those certain 8.5% Senior Secured Convertible Notes dated April 5, 2006.

               All other terms and conditions of the Debenture, Warrant and Transaction documents shall remain unchanged and in full force and effect.

Very truly yours,

ELECTRO ENERGY, INC.

By: /s/ Timothy E. Coyne Timothy E. Coyne, Chief Financial Officer

Acknowledged and Agreed to:

THE QUERCUS TRUST

By: /s/ David Gelbaum
        David Gelbaum, Trustee

cc.	Greenberg Glusker Bernard Shearer, Esq. Attorney at Law 1900 Avenue Of The Stars 21st Floor Los Angeles, California 90067

Lev & Berlin, P.C. Duane L. Berlin, Esq. 200 Connecticut Ave. Norwalk CT. 06854

APPENDIX B

ELECTRO ENERGY, INC.

NOTE SALE AND PREFERRED STOCK
AND WARRANT PURCHASE AGREEMENT

        NOTE SALE AND PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT, dated as of December 7, 2007 (this “Agreement”), among those entities listed on Schedule A hereto that have executed a signature page to this Agreement (the “Noteholders”), The Quercus Trust (“Quercus”), a California trust, with offices at 2309 Santiago Drive, Newport Beach, California 92660, and Electro Energy, Inc., a Florida corporation (“EEI”), with offices at 30 Shelter Rock Road, Danbury, Connecticut 06810.

W I T N E S S E T H:

        WHEREAS, each of the Noteholders owns the respective principal amount of EEI’s 8.5% Senior Secured Convertible Notes due 2010 (the “EEI Senior Notes”) set forth opposite its name on Schedule A hereto (such EEI Senior Notes having been acquired pursuant to that certain Note and Warrant Purchase Agreement, dated as of March 31, 2006 (the “Purchase Agreement”), by and among EEI and the Noteholders) (capitalized terms used herein without definition have the meanings ascribed thereto in the Purchase Agreement);

        WHEREAS, each of the Noteholders desires to transfer and assign to Quercus its EEI Senior Notes, for the consideration hereinafter described, and Quercus desires to acquire such EEI Senior Notes (the “Acquisition”) and effect such transfer and assignment as further described and subject to the terms and conditions contained in this Agreement;

        WHEREAS, in partial consideration of the Concurrent Financing Transaction (as hereinafter defined), EEI desires to issue to the Noteholders certain of EEI’s Series B convertible preferred stock, par value $.001 per share (the “EEI Preferred Stock”);

        WHEREAS, in partial consideration of the Concurrent Financing Transaction, EEI desires to issue to the Noteholders certain new warrants to purchase shares of common stock, par value $.001 per share, of EEI (the “EEI Common Stock”);

        WHEREAS, pursuant to the Purchase Agreement, the Noteholders received warrants to purchase, in the aggregate, 578,947 shares of EEI Common Stock (the “Existing Warrants”);

        WHEREAS, in partial consideration of the Concurrent Financing Transaction, EEI wishes to reduce the exercise price under each Existing Warrant to $0.55 per share;

        WHEREAS, pursuant to that certain Escrow Deposit Agreement, dated as of March 31, 2006 (as amended as of the date hereof, the “Escrow Agreement”), among EEI, the Noteholders and Signature Bank, as escrow agent (the “Escrow Agent”), the Escrow Agent is holding $488,230, being the remaining Retained Amount (as such term is defined in the Escrow Agreement); and

        WHEREAS, EEI and the Noteholders wish to provide for an amount equal to such remaining Retained Amount to be distributed to the Noteholders;

        NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

TRANSFER AND EXCHANGE OF EEI SENIOR NOTES

        1.1   Transfer and Exchange. Subject to and in accordance with the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined) each of the Noteholders shall transfer and deliver to Quercus, and Quercus shall acquire from each of the Noteholders, for the consideration hereinafter described, the respective aggregate principal amount of EEI Senior Notes set forth opposite such Noteholder’s name on Schedule A hereto.

        1.2   The Closing; Effectiveness.

               (a)     The closing of the transfer and assignment of the EEI Senior Notes and the other transactions contemplated hereby (the “Closing”) shall take place at the offices of Lev & Berlin, P.C., 200 Connecticut Avenue, 5th Floor, Norwalk, Connecticut 06854, following satisfaction or, if permissible pursuant to the terms and conditions of this Agreement, waiver of the conditions set forth in Article V below and on the same day on which the Concurrent Financing Transaction (as hereinafter defined) occurs (the time and date of the Closing being herein referred to as the “Closing Date”); provided, however, that if the Closing shall not have occurred on or prior to December 31, 2007, Quercus, EEI or any Noteholder, as the case may be, may terminate this Agreement on notice to the Noteholders, EEI or Quercus, as the case may be.

               (b)     Notwithstanding anything to the contrary in this Agreement, this Agreement shall be of no force or effect unless and until entities listed on Schedule A holding EEI Senior Notes representing an aggregate principal amount of at least $9,900,000 have executed this Agreement as Noteholders, at which time this Agreement shall be binding on such signatories hereto.

        1.3   Deliveries by the Noteholders. On the Closing Date, each of the Noteholders shall, against delivery of the items contemplated in Section 1.4 and Section 1.5 below, deliver to Quercus the originally-executed EEI Senior Notes to be transferred and assigned by such Noteholder hereunder, duly endorsed in blank, in proper form for transfer. Upon release to the Noteholders of each of the items contemplated in Section 1.4 and Section 1.5 below (including, without limitation, EEI and Quercus respectively wiring the amounts contemplated in Section 1.4 and Section 1.5(c) below) to the respective Noteholders in accordance with their respective wire transfer instructions previously provided to EEI, such EEI Senior Notes shall be automatically released to Quercus (or its representative).

        1.4   Payment by Quercus. On the Closing Date, Quercus shall transfer or cause to be transferred to each of the Noteholders, against delivery of the EEI Senior Notes to be transferred and assigned by such Noteholder hereunder, the amount of cash set forth opposite the name of such Noteholder and designated therefor on Schedule A.

        1.5   Deliveries by EEI. On the Closing Date, EEI shall deliver or cause to be delivered to each of the Noteholders, against delivery of the EEI Senior Notes to be transferred and assigned by such Noteholder hereunder, the following:

               (a)     a stock certificate (in the form of Exhibit B hereto) registered in the name of such Noteholder representing the number of shares set forth opposite the name of such Noteholder on Schedule A hereto, of EEI Preferred Stock, having the rights, preferences, and limitations set forth in the Articles of Amendment Designating Series B Convertible Preferred Stock, a form of which is attached as Exhibit C hereto (the “Certificate of Designations”);

               (b)     a warrant (in the form of Exhibit D hereto) registered in the name of such Noteholder to purchase such number, set forth on Schedule A, of shares of EEI Common Stock (the “New EEI Warrants”);

               (c)     an amount of cash to each Noteholder equal to the portion of the remaining Retained Amount set forth opposite the name of such Noteholder on Schedule A hereto; and

               (d)     a dilutive issuance notice (in the form of Exhibit E hereto) to each Noteholder, advising such Noteholder of a reduction in the exercise price under each Existing Warrant to $0.55 per share of EEI Common Stock.

        1.6   Accrued Interest on EEI Senior Notes. The consideration contemplated in Sections 1.4 and 1.5 above includes payment of all accrued and unpaid interest on such EEI Senior Notes through and including the Closing Date.

        1.7   No Fractional Shares. Neither certificates nor scrip for fractional shares of EEI Preferred Stock or New EEI Warrants will be issued in connection with the transactions contemplated hereby, but in lieu thereof each Noteholder otherwise entitled to a fraction of a share of EEI Preferred Stock or New EEI Warrants under Section 1.5, but any such fractional shares shall be rounded-up to the nearest whole share.

ARTICLE II

REPRESENTATIONS, WARRANTIES AND
AGREEMENTS OF THE NOTEHOLDERS

        Each of the Noteholders, severally and not jointly as to itself, hereby represents and warrants to Quercus and EEI as follows:

        2.1   Validity of Transaction.

               (a)     Such Noteholder owns the principal amount of EEI Senior Notes set forth opposite its name on Schedule A. Such Noteholder has all requisite power and authority to execute, deliver and perform this Agreement and to transfer to Quercus the EEI Senior Notes to be transferred by such Noteholder pursuant hereto. All necessary corporate proceedings, partnership proceedings, limited liability company proceedings or other similar actions by such Noteholder (or its partners, members or other equity holders or beneficiaries) have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the transfer of the EEI Senior Notes to Quercus by such Noteholder.

               (b)     This Agreement has been duly authorized, executed, and delivered by such Noteholder, is the legal, valid, and binding obligation of such Noteholder, and is enforceable as to such Noteholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting creditors rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (c)     No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by such Noteholder for the execution, delivery, or performance of this Agreement by such Noteholder, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Noteholder is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by such Noteholder of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement.

               (d)     The execution, delivery, and performance of this Agreement by such Noteholder will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the certificate of incorporation, certificate of formation, partnership agreement, limited liability operating agreement, by-laws or other organizational document of such Noteholder, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on such Noteholder or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of the Noteholder to perform any of its material obligations under this Agreement.

               (e)     Upon the transfer of the EEI Senior Notes to Quercus at the Closing, Quercus will acquire good and valid title to such EEI Senior Notes, free and clear of all claims, liens, security interests, pledges, charges, encumbrances (other than any created by Quercus).

        2.2   Finder or Broker. Neither such Noteholder nor any person acting on behalf of such Noteholder has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated hereby.

        2.3   Accredited Investor. Such Noteholder is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). Such Noteholder has received all requested documents from Quercus and EEI and has had an opportunity to ask questions of and receive answers from the officers of Quercus and EEI with respect to the business, results of operations, financial condition, and prospects of EEI.

        2.4   Investment Intent. Such Noteholder is acquiring the shares of EEI Preferred Stock and New EEI Warrants Stock pursuant hereto for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act, it being understood that Noteholder has the right to sell such shares in its sole discretion. Such Noteholder understands that such shares of EEI Preferred Stock and New EEI Warrants and the shares of EEI Common Stock into which the shares of EEI Preferred Stock are convertible, and in connection with which the New EEI Warrants are exercisable (the “Conversion Shares”), have not been registered for sale under the Securities Act or qualified under applicable state securities laws and that the EEI Preferred Stock, New EEI Warrants and Conversion Shares will be delivered to such Noteholder pursuant to one or more exemptions from the registration or qualification requirements of such securities laws and that the representations and warranties contained in this Article II are given with the intention that Quercus may rely thereon for purposes of claiming such exemptions. Such Noteholder understands that the EEI Preferred Stock, New EEI Warrants and Conversion Shares cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

        2.5   Transfer of Shares. Such Noteholder will not sell or otherwise dispose of any EEI Preferred Stock, New EEI Warrant or Conversion Share unless (a) a registration statement with respect thereto has become effective under the Securities Act and such shares have been qualified under applicable state securities laws or (b) such registration and qualification are not required and, if EEI (as the case may be) so requests, there is presented to EEI a legal opinion reasonably satisfactory to EEI to such effect that such registration and qualification are not required. Such Noteholder consents that the transfer agents for the EEI Preferred Stock, the New EEI Warrants and the EEI Common Stock may be instructed not to transfer any EEI Preferred Stock, any New EEI Warrants, or any Conversion Share unless it receives satisfactory evidence of compliance with the foregoing provisions, and that there may be endorsed upon any certificate representing the EEI Preferred Stock, the New EEI Warrants, or the Conversion Shares (and any certificates issued in substitution therefor) the following legend calling attention to the foregoing restrictions on transferability and stating in substance:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR QUALIFICATION UNDER THE BLUE SKY LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, BENEFICIALLY OR ON THE RECORDS OF THE CORPORATION, UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE BLUE SKY LAWS OR AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION IS AVAILABLE.”

        EEI shall, upon the request of any holder of a certificate bearing the foregoing legend and the surrender of such certificate, issue a new certificate without such legend if (i) the security evidenced by such certificate has been effectively registered under the Securities Act and qualified under any applicable state securities law and sold by the holder thereof in accordance with such registration and qualification or (ii) such holder shall have delivered to EEI a legal opinion reasonably satisfactory to EEI to the effect that the restrictions set forth herein are no longer required or necessary under the Securities Act or any applicable state law.

        2.6   Conversion and Exercise of the EEI Preferred Stock and the New EEI Warrants. Each Noteholder agrees, acknowledges and covenants that it may not convert any portion of the EEI Preferred Stock, nor exercise any of its rights under the New EEI Warrants, nor effect any other transaction with respect to such securities that would otherwise result in a Change of Control (as defined by the rules of the NASDAQ Stock Market), until EEI’s shareholders have approved the transactions contemplated by and described in this Agreement, which approval EEI will use all its commercially reasonable efforts to obtain within 90 days after the Closing Date.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF QUERCUS

        Quercus hereby represents and warrants to EEI and the Noteholders as follows:

        3.1   Validity of Transaction.

               (a)     Quercus has all requisite power and authority to execute, deliver, and perform this Agreement in accordance with its terms. All necessary trust proceedings of Quercus have been duly taken to authorize the execution, delivery and performance of this Agreement by Quercus.

               (b)     This Agreement has been duly authorized, executed, and delivered by Quercus, is the legal, valid, and binding obligation of Quercus, and is enforceable as to Quercus in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (c)     No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by Quercus for the execution, delivery, or performance of this Agreement by Quercus, except as would not affect the ability of Quercus to perform any of its material obligations under this Agreement.

               (d)     No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which Quercus is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by Quercus of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and, except as would not affect the ability of Quercus to perform any of its material obligations under this Agreement. The execution, delivery, and performance of this Agreement by Quercus will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of Quercus’ trust agreement or other organizational documents or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on Quercus or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of Quercus to perform any of its material obligations under this Agreement.

        3.2   Finder or Broker. Neither Quercus nor any person acting on behalf of Quercus has negotiated with any finder, broker, intermediary, or similar person in connection with the transactions contemplated herein, other than Matrix USA LLC (“Matrix”) and its selected dealer, vFinance Investments, Inc., which EEI has agreed to compensate pursuant to a separate engagement letter between EEI and Matrix.

        3.3   Accredited Investor. Quercus is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

        3.4   Investment Intent. Quercus is acquiring the EEI Senior Notes for its own account for investment and not with a view to, or for sale in connection with, any public distribution thereof in violation of the Securities Act. Quercus understands that it must bear the economic risk of its investment in EEI for an indefinite period of time, and the EEI Senior Notes being purchased from the Noteholders cannot be sold unless registered under the Securities Act and qualified under state securities laws, unless an exemption from such registration and qualification is available.

        3.5   Other Noteholders. Quercus has not entered into any agreement with any holders of EEI Senior Notes, other than this Agreement, with respect to the acquisition or exchange of any EEI Senior Note by Quercus.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EEI

        EEI hereby represents and warrants to the Noteholders and Quercus as follows:

        4.1   Validity of Transaction.

               (a)     Subject to filing the Certificate of Designations with the Florida Secretary of State, EEI has all requisite power and authority to execute, deliver and perform this Agreement, to issue the EEI Preferred Stock and the New EEI Warrants, to issue the Conversion Shares upon conversion of the EEI Preferred Stock as contemplated herein. Subject to (i) filing the Certificate of Designations with the Florida Secretary of State and (ii) amending EEI’s Articles of Incorporation to increase the number of authorized shares of EEI Common Stock to 250 million (which EEI covenants and agrees to accomplish within 30 days of the Closing Date), all necessary corporate proceedings of EEI have been duly taken to authorize the execution, delivery, and performance of this Agreement, the issuance to the Noteholders of the shares of EEI Preferred Stock, and the issuance of the Conversion Shares upon conversion of the EEI Preferred Stock as contemplated herein.

               (b)     This Agreement has been duly authorized, executed, and delivered by EEI, is the legal, valid, and binding obligation of EEI, and is enforceable as to EEI in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium, or other similar laws affecting creditors rights generally, and subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

               (c)     Subject to the filing of the Certificate of Designations with the Florida Secretary of State, amending EEI’s Articles of Incorporation to increase the number of authorized shares of EEI Common Stock to 250 million and compliance with and completion of the registration requirements of the Securities Act as contemplated in Article VI, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local, or other governmental authority or of any court or other tribunal is required by EEI for the execution, delivery, or performance of this Agreement by EEI, except as would not affect the ability of EEI to perform any of its material obligations under this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which EEI is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by EEI of this Agreement, except for such consents as have been obtained at or prior to the date of this Agreement, and, except as would not affect the ability of EEI to perform any of its material obligations under this Agreement.

               (d)     The execution, delivery, and performance of this Agreement by EEI will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Articles of Incorporation or by-laws of EEI, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on EEI or to which any of its operations, business, properties, or assets is subject, except as would not affect the ability of EEI to perform any of its material obligations under this Agreement.

               (e)     Subject to the filing of the Certificate of Designations with the Florida Secretary of State and amending EEI’s Articles of Incorporation to increase the number of authorized shares of EEI Common Stock to 250 million, the shares of EEI Preferred Stock and the Conversion Shares have been duly authorized and, upon receipt by Quercus from the Noteholders of the EEI Senior Notes being transferred pursuant to this Agreement (in the case of the EEI Preferred Stock) or upon conversion of the EEI Preferred Stock in accordance with its terms (in the case of the Conversion Shares), will be validly issued, fully paid, and non-assessable, will not have been issued in violation of any preemptive right of stockholders or rights of first refusal, and the Noteholders will have good title to the shares of EEI Preferred Stock, and, upon conversion thereof in accordance with its terms, the Conversion Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders agreements, and voting trusts (other than any created by such Noteholder).

        4.2    Full Disclosure. All documents filed by EEI pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) since December 31, 1996 (the “Exchange Act Documents”) (i) were prepared in accordance with the requirements of the Exchange Act and the rules and regulations thereunder, (ii) did not at the time they were filed contain any untrue statement of a material fact, and (iii) did not at the time they were filed omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. From the date as of which information is given in the most recent report filed by EEI under the Exchange Act to the date of this Agreement, except as contemplated or described in such report there has not been any material adverse change in, or any adverse development which materially affects, the business, results of operations, or financial condition of EEI and its subsidiaries taken as a whole.

        4.2   Offering Valid. Assuming the accuracy of the representations and warranties of the Noteholders contained in Section 2 hereof, the offer, sale and issuance of the EEI Preferred Stock, New EEI Warrants and Conversion Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither EEI nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the EEI Preferred Stock to any person or persons so as to bring the sale of such EEI Preferred Stock by EEI within the registration provisions of the Securities Act or any state securities laws.

        4.3   Private Placement. Neither EEI, nor any of its Affiliates, nor any person or persons acting on its or their behalf, has (a) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the EEI Preferred Stock, or (b) at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale by the Company of the EEI Preferred Stock as contemplated hereby or (ii) cause the offering of the EEI Preferred Stock hereunder to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions in a manner which would require any stockholder or other approval.

        4.4   Additional Representations and Warranties. Reference is made to that certain Debenture and Warrant Purchase Agreement, dated as of the date hereof (the “Debenture Purchase Agreement”), between EEI and Quercus. Each of the representations and warranties set forth in Section 2.1(f) through Section 2.1(w), inclusive, of the Debenture Purchase Agreement are hereby incorporated by reference herein, in their entirety, and made by EEI for the benefit of each Noteholder.

ARTICLE V

CONDITIONS TO CLOSING

        5.1   Conditions Precedent to the Noteholders Obligations. The obligation of the Noteholders to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by Noteholders holding a majority of the principal amount of EEI Senior Notes held by all the Noteholders:

               (a)    Representations and Warranties. All of the representations and warranties of Quercus contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and the Noteholders shall have received a certificate to such effect executed by the trustee of Quercus dated the Closing Date. All of the representations and warranties of EEI contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and the Noteholders shall have received a certificate to such effect executed by EEI, dated the Closing Date.

               (b)    Litigation. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

               (c)    Certificate of Designations. The Certificate of Designations shall have been filed with the Florida Secretary of State.

               (d)    EEI Preferred Stock. EEI shall have delivered to each Noteholder certificates representing the shares of EEI Preferred Stock, as contemplated in Section 1.5(a) above.

               (e)    New EEI Warrants. EEI shall have delivered to each Noteholder the New EEI Warrants, as contemplated in Section 1.5(b) above.

               (f)    Escrow Retained Amount. EEI shall have distributed, or cause to be distributed, an aggregate amount in cash equal to the remaining Retained Amount to the Noteholders, as contemplated in Section 1.5(c) above;

               (g)    Dilutive Issuance Notice. EEI shall have delivered to each Noteholder a dilutive issuance notice advising such Noteholder of a reduction in the exercise price under each Existing Warrant to $0.55 per share of EEI Common Stock, as contemplated in Section 1.5(d) above.

               (h)    Opinion of Counsel. EEI shall have caused to be delivered to each Noteholder an opinion of counsel, dated the Closing Date, in the form of Exhibit A hereto.

               (i)    Completion of Quercus Debenture and Warrant Purchase Transaction. The purchase of Debentures and Warrants by Quercus pursuant to, and as defined in, the Debenture Purchase Agreement, as in effect on the date hereof (the “Concurrent Financing Transaction”), shall have occurred or shall occur simultaneously with the Closing.

        5.2   Conditions Precedent to Quercus’ Obligations. The obligation of Quercus to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by Quercus:

               (a)    Representations and Warranties. All of the representations and warranties of the Noteholders contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date. All of the representations and warranties of EEI contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and Quercus shall have received a certificate to such effect executed by EEI, dated the Closing Date.

               (b)    Litigation. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

               (c)    Deliveries by the Noteholders. Each of the Noteholders shall have delivered to Quercus the EEI Senior Notes to be transferred and exchanged hereunder, as described in Section 1.3.

               (d)    Completion of Concurrent Financing Transaction. The completion of the Concurrent Financing Transaction shall have occurred or shall occur simultaneously with the Closing.

        5.3    Conditions Precedent to EEI’s Obligations. The obligation of EEI to consummate the transactions contemplated hereby is subject to the fulfillment prior to or on the Closing Date of each of the following conditions, any one or more of which may be waived in writing by EEI:

               (a)    Representations and Warranties. All of the representations and warranties of the Noteholders contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and EEI shall have received a certificate to such effect executed by each Noteholder, dated the Closing Date. All of the representations and warranties of Quercus contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date, and EEI shall have received a certificate to such effect executed by Quercus, dated the Closing Date.

               (b)    Litigation. There shall be no injunction, restraining order, or other order of any nature, issued by a court of competent jurisdiction, which shall direct that this Agreement or any of the transactions contemplated hereby not be consummated as herein provided, and no action, suit, or proceeding (or investigation that could lead to any action, suit, or proceeding) challenging such transactions shall have been instituted or threatened by any person or entity.

               (c)    Deliveries by the Noteholders. Each of the Noteholders shall have delivered to Quercus the EEI Senior Notes to be transferred and exchanged hereunder, as described in Section 1.3.

               (d)    Completion of Concurrent Financing Transaction. The completion of the Concurrent Financing Transaction shall have occurred or shall occur simultaneously with the Closing.

ARTICLE VI

COVENANTS OF EEI

        6.1   Amendment to Existing Shelf Registration Statement. EEI will use its commercially reasonable efforts to cause the existing Shelf Registration Statement (as such term is defined in the Registration Rights Agreement entered into pursuant to Section 3(d) of the Purchase Agreement) to be amended, to cover a number of shares of EEI Common Stock issuable under the New EEI Warrants equal to the amount of the previously registered, but not issued, shares of EEI Common Stock that would have been issuable upon the conversion of the EEI Senior Notes (estimated to be approximately 1,160,000 shares). In connection therewith, EEI will file a post-effective amendment to the Shelf Registration Agreement within 90 days after the Closing Date and will respond to any SEC comment letter with respect thereto within 30 days after its receipt of same.

        6.2   Demand Registration Rights. Upon written request by Noteholders who have tendered to EEI notice of and the full exercise price for the exercise of not less than 66-2/3% of all of the EEI Common Stock issued or issuable upon the exercise of the New EEI Warrants, excluding the shares registered in accordance with Section 6.1 above (estimated to be approximately 3,140,000 shares) then held by Noteholders (the “Registrable Securities”), but in any event no sooner than 18 months following the Closing, provided EEI is then eligible to do so under the Securities Act and the Exchange Act, and provided that the Registrable Securities that are subject to such written request are not eligible for resale without volume limitation pursuant to Rule 144, 144A or 145, EEI will prepare and file with the SEC as soon as reasonably practicable (but, subject to the provisions below, no more than 60 days from the date of the Stockholder request), a registration statement on Form S-3 with respect to all Registrable Securities (hereinafter referred to as the “Registration Statement”); provided, however, that EEI may delay such filing for a period of up to 60 days if, after consultation with counsel, EEI determines in good faith that the filing of a Registration Statement would be detrimental to EEI and EEI delivers a certificate (signed by its Chief Executive Officer) to the Noteholders stating the reasonable basis of the delay. EEI may invoke this privilege no more than twice. Upon filing the Registration Statement, EEI will use commercially reasonable efforts to cause such Registration Statement to become effective as soon as reasonably possible thereafter, and, subject to the provisions below, use its reasonable best efforts to keep such Registration Statement effective for a period of 180 days after the expiration of the New EEI Warrants or, if earlier, until the Noteholders have sold all of the Registrable Securities. If at any time after a Registration Statement becomes effective, EEI advises the Noteholders in writing that due to any stop order or the existence of material information that has not been disclosed to the public and included in the Registration Statement it is necessary to amend the Registration Statement, the Noteholders shall suspend any further sale of Registrable Securities pursuant to the Registration Statement until EEI advises the Noteholders that such stop order has been lifted or the Registration Statement has been amended. In such event, EEI shall use reasonable efforts to cause such stop order to be lifted or the Registration Statement to be amended as soon as reasonably practicable. In addition, EEI may suspend use of the Registration Statement to the extent EEI is advised by its legal counsel that such action is reasonably necessary to comply with federal securities law. In the event the sales of Registrable Securities of the Noteholders are suspended as provided above, the period during which a Registration Statement must be kept effective shall be extended for the total number of days during which sales are suspended. In connection with and subject to the foregoing, EEI will:

               (a)     Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and current (including such amendments and supplements as requested by a Noteholder, to the extent such request relates to information with respect to such Noteholder), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Noteholders thereof as set forth in such Registration Statement.

               (b)     Furnish to the Noteholders such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus), and such other documents as the Noteholders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Noteholders.

               (c)     Use its commercially reasonable efforts to register or qualify, on or prior to the date such Registration Statement becomes effective, the Registrable Securities under the securities or “blue sky” laws of each applicable state of the United States and do any other related acts which may be reasonably necessary to enable the Noteholders to consummate the disposition in such jurisdictions of the Registrable Securities owned by the Noteholders; provided, however, that EEI will not be required (i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.2(c) or (ii) to consent to general service of process in any such jurisdiction.

               (d)     Notify the Noteholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, and of the happening of any event as a result of which, or the fact that, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and EEI will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (e)     Use its commercially reasonable efforts to cause the Registrable Securities to be listed or quoted on each securities exchange or interdealer quotation system on which similar securities issued by EEI are then listed or quoted.

               (f)     Provide a transfer agent for all such Registrable Securities not later than the effective date of such Registration Statement.

               (g)     Enter into such customary agreements (including underwriting agreements on customary terms) and take all such other actions as the Noteholders reasonably request in order to expedite or facilitate the disposition of the Registrable Securities.

               (h)     Make available to each Noteholder, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent or representative retained by any such Noteholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of EEI (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause EEI’s officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, EEI shall not be required to provide any information under this paragraph, (1) if EEI believes, after consultation with counsel for EEI and counsel for the Noteholders, that to do so would cause EEI to forfeit an attorney-client privilege that was applicable to such information or (2) if either (i) EEI has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (ii) EEI reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Noteholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that each such Noteholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to EEI and allow EEI at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

               (i)     Furnish to each Noteholder and to each underwriter, if any, a signed counterpart, addressed to such Noteholder or underwriter, of (i) an opinion or opinions of counsel to EEI, and (ii) a comfort letter or comfort letters from EEI’s independent registered public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Noteholders included in such offering or the managing underwriter therefor reasonably requests.

        6.3   Registration Expenses. All expenses (“Registration Expenses”) incident to EEI’s performance of or compliance with this Article VI with respect to any registration of the EEI Common Stock issued or issuable upon the exercise of the New EEI Warrants will be borne by EEI, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for EEI, the expense of any audit, and the, expenses and fees for listing or quoting the securities to be registered on each securities exchange or interdealer quotation system on which similar securities issued by EEI are then listed or quoted. Notwithstanding the foregoing, however, EEI shall not be obligated to pay fees and disbursements of counsel for the holders of New EEI Warrants or Registrable Securities, and all underwriters’ discounts and commissions in respect of the sale of EEI Common Stock or Registrable Securities shall be paid by the Noteholders, pro rata in accordance with the number of shares sold in the offering.

        6.4   Preconditions to Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such person (i) agrees to sell such persons securities on the basis provided in any customary underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

        6.5   Indemnification and Contribution.

               (a)     EEI shall indemnify and hold harmless the Noteholders and each of the Noteholders officers, directors, employees, agents, partners, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) (collectively, with respect to each Noteholder, a “Noteholder Group”) against any losses, claims, damages, or liabilities, joint or several (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the EEI Common Stock issued or issuable upon the exercise of the New EEI Warrants were registered under the Securities Act or in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any other violation by EEI of the Securities Act or any state securities law in connection with any such registration, and shall reimburse each such person entitled to indemnification under this Section 6.5(a) for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred; provided, however, that (x) EEI shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to EEI by such person, specifically for use therein and (y) the aggregate liability of EEI under this Section 6.5(a) to each Noteholder Group shall be limited to the net amount of proceeds received by the relevant Noteholder from the sale of Registrable Securities pursuant to any such registration statement.

               (b)     Each of the Noteholders shall severally indemnify EEI and each of EEI’s officers, employees, agents, directors, legal counsel, and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in the settlement of any litigation, commenced or threatened, joint or several, to which any of them may be subject under the Securities Act or any other statute or at common law, insofar as, such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which the EEI Common Stock issued or issuable upon the exercise of the New EEI Warrants were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or in any amendment or, supplement thereto or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, preliminary prospectus, or amendment or supplement thereto solely in reliance upon and in conformity with written information furnished to EEI by such Noteholder specifically for use therein, and to reimburse such persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability, or action, as and when such expenses are incurred; provided, however, that the aggregate liability of any Noteholder under this Section 6.5(b) shall be limited to the net amount of proceeds received by such Noteholder from the sale of Registrable Securities pursuant to any such registration statement.

               (c)     If (i) an indemnified party makes a claim for indemnification pursuant to this Section 6.5 (subject to the limitations hereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case or (ii) an indemnified party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then EEI (including for this purpose any contribution made by or on behalf of any director of EEI, any officer of EEI who signed the registration statement, and any controlling person of EEI) as one entity and the holders of Registrable Securities whose fault resulted (in whole or in part) in the applicable losses, liabilities, claims, damages, or expenses, in the aggregate (including for this purpose any contribution by or on behalf of a person who would be indemnified by EEI) as a second entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that such holders of Registrable Securities and EEI are each responsible for the proportion thereof which reflects as nearly as possible the relative fault of EEI and such holders of Registrable Securities in the aggregate in connection with the facts which resulted in such losses, liabilities, claims, damages, or expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by EEI or by such holders of Registrable Securities, and the parties relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 6.5, each holder of Registrable Securities and each, of such holders officers, directors, employees, agents, partners, and legal counsel and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as a holder of Registrable Securities, and EEI and each of its officers, employees, agents, directors, legal counsel and accountants, and each controlling person of each of the foregoing (within the meaning of the Securities Act or the Exchange Act) shall have the same rights to contribution as EEI, subject in each case to the provisions of this Section 6.5. Anything in this Section 6.5 to the contrary notwithstanding, (x) no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent and (y) the aggregate liability of any Noteholder to make contributions under this Section 6.5(c) shall be limited to the net amount of proceeds received by such Noteholder from the sale of Registrable Securities pursuant to any registration statement. This Section 6.5 is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

               (d)     Each party entitled to indemnification under this Section 6.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has knowledge of the commencement of any action, proceeding, or investigation in respect of which indemnity or reimbursement may be sought as provided above; provided, however, that the failure of such Indemnified Party to notify the Indemnifying Party with respect to a particular action, proceeding, or investigation shall not relieve the Indemnifying Party from any obligation or liability (i) which it may have pursuant to this Agreement if the Indemnifying Party is not substantially prejudiced by the failure to notify or (ii) which it may have otherwise than pursuant to this Agreement. The Indemnifying Party shall promptly assume the defense of any Indemnified Party with counsel reasonably satisfactory to such Indemnified Party, and the fees and expenses of such counsel shall be at the sole cost and expense of the Indemnifying Party. The Indemnified Party will cooperate with the Indemnifying Party in the defense of any action, proceeding, or investigation for which the Indemnifying Party assumes the defense. Notwithstanding the foregoing, any such Indemnified Party shall have the right to employ separate counsel of its own selection in any such action, proceeding, or investigation and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (x) the Indemnifying Party has agreed to pay such fees and expenses, (y) the Indemnifying Party shall have failed promptly to assume the defense of such action, proceeding, or investigation and employ counsel reasonably satisfactory to such Indemnified Party, or (z) in the reasonable judgment of such Indemnified Party there may be one or more defenses available to such Indemnified Party which are not available to the Indemnifying Party in respect of such action, proceeding, or investigation, in which case the Indemnifying Party shall not have the right to assume the defense of such action, proceeding, or investigation on behalf of such Indemnified Party. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of an action, proceeding, or investigation shall not be obligated to pay the fees and expenses of more than one counsel and appropriate local counsel for all parties indemnified by such Indemnifying Party pursuant to this Section 6.5 with respect to the same action, proceeding, or investigation, unless in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other such Indemnified Party with respect to such action, claim, or proceeding. The Indemnifying Party shall not be liable for the settlement by any Indemnified Party of any action, proceeding, or investigation effected without its consent, which consent shall not be unreasonably withheld. The Indemnifying Party shall not enter into any settlement in any action, suit, or proceeding to which an Indemnified Party is party unless such settlement includes a general release of the Indemnified Party, with no payment by the Indemnified Party of consideration.

ARTICLE VII

MISCELLANEOUS

        7.1   EEI Escrow Agreement. Each of the undersigned Noteholders and EEI hereby instructs the Escrow Agent to promptly distribute, on the Closing Date (as notified to the Escrow Agent by EEI), the remaining Retained Amount, by wire transfer of immediately available funds, to each Noteholder in the amount set forth opposite the name of such Noteholder on Schedule A hereto in accordance with the wire transfer instructions provided to the Escrow Agent by the Collateral Agent (or its counsel). EEI and each Noteholder hereby acknowledge and agree that, upon such distribution of the remaining Retained Amount, (a) EEI shall have no further obligations under the Escrow Agreement and (b) the Escrow Agreement shall terminate and be of no further force and effect.

        7.2   Notices. All notices or other communications hereunder shall be in writing and shall be given by registered or certified mail (postage prepaid and return receipt requested), by an overnight courier service which obtains a receipt to evidence delivery, or by telex or facsimile transmission (provided that written confirmation of receipt is provided), addressed to the appropriate party as its address shall be listed in the preamble hereof or in Schedule A hereto or such other address as any party may designate to the other in accordance with the aforesaid procedure. All notices and other communications sent by overnight courier service shall be deemed to have been given as of the second Business Day after delivery thereof to such courier service, those given by telex or facsimile transmission shall be deemed given when sent, and all notices and other communications sent by mail shall be deemed given as of the fifth Business Day after the date of deposit with the United States Postal Service. As used herein, “Business Day” shall mean any day other than Saturday, Sunday or any other day when banks in New York City are required or permitted by law or other governmental actions to be closed.

        7.3   Successors and Assigns. Neither Quercus nor the Noteholders may sell, assign, transfer, or otherwise convey any of its rights or delegate any of its duties under this Agreement, except: (a) to a corporation which has succeeded to substantially all of the business and assets of such party and has assumed in writing its obligations under this Agreement, and this Agreement shall be binding on each party hereto and any such successor, and (b) a Noteholder may transfer or otherwise dispose of the Senior Notes held by it that are the subject of this Agreement, but only on the condition that the transferee expressly agrees to assume the Noteholders obligations under and be bound by the terms of this Agreement, whereupon the transferee shall be entitled to all the benefits of this Agreement. Without limiting the generality of the foregoing, any transferee of EEI Preferred Stock or New EEI Warrants shall have the rights set forth in Article VI, and such rights shall be enforceable against EEI by such transferees as third party beneficiaries.

        7.4   Amendments and Waivers. Neither this Agreement nor any term hereof may be changed or waived (either generally or in a particular instance and either retroactively or prospectively) absent the written consent of EEI, Quercus and the Noteholders. Each Noteholder acknowledges that Schedule A to this Agreement may be amended to reflect additional or deleted parties or correct minor typographical or mathematical errors, provided that a copy of Schedule A in its final form is provided to each Noteholder.

        7.5   Expenses. Each of EEI, the Noteholders and Quercus will be responsible for the payment of all expenses incurred by it in connection with the preparation, execution, and delivery of this Agreement, any other documents relating to the transactions contemplated by this Agreement, and the consummation of the transactions herein described, provided, that the fees and expenses (not to exceed $15,000 in the aggregate) of Noteholder counsel in connection with the foregoing shall be paid by EEI.

        7.6   Survival of Representations. The representations, warranties, covenants, and agreements made herein or in any certificate or document executed in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions herein described, regardless of any investigation made at any time by or on behalf of any of the parties hereto.

        7.7   Delays or Omissions; Waiver. No delay or omission to exercise any right, power, or remedy accruing to any of EEI, the Noteholders or Quercus upon any breach or default by the other under this Agreement shall impair any such right, power, or remedy nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

        7.8   Entire Agreement. This Agreement and the Exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof and all prior negotiations, discussions, commitments, and understandings heretofore had between them with respect thereto are merged herein.

        7.9   Headings and Gender. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Agreement. Whenever used herein, the use of any gender shall include all genders.

        7.10   Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of laws rules or principles.

        7.11   Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

        7.12   Further Actions. At any time and from time to time, each party agrees, without further consideration, to take such actions and to execute and deliver such documents as may be reasonably necessary to effectuate the purposes of this Agreement.

[Signature Pages Follow]

[DEBT EXCHANGE AGREEMENT — SIGNATURE PAGE]

        This Agreement has been duly executed on the date hereinabove set forth.

THE QUERCUS TRUST

By:	/s/ David Gelbaum David Gelbaum Trustee

ELECTRO ENERGY, INC.

By:	/s/ Timothy E. Coyne Timothy E. Coyne Chief Financial Office

THE NOTEHOLDERS:

CONTEXT ADVANTAGE MASTER FUND, LP

By:	/s/ William D. Fertig William D. Fertig CIO & Co-Chairman Context Capital Management LLC General Partner

CONTEXT OPPORTUNISTIC MASTERFUND, LP

By:	/s/ William D. Fertig William D. Fertig CIO & Co-Chairman Context Capital Management LLC Investment Adviser

BASSO FUND LTD.

By:	/s/ Howard I. Fischer Howard I. Fischer Authorized Signatory

BASSO PRIVATE OPPORTUNITIES HOLDING FUND LTD.

By:	/s/ Howard I. Fischer Howard I. Fischer Authorized Signatory

BASSO MULTI-STRATEGY HOLDING FUND LTD.

By:	/s/ Howard I. Fischer Howard I. Fischer Authorized Signatory

CRANSHIRE CAPITAL, LP

By:	/s/ Walter D. Geller Walter D. Geller COO-Downsview Capital, Inc. The General Partner of Cranshire Capital, L.P.

SMITHFIELD FIDUCIARY LLC

By:	/s/ Adam J. Chill Adam J. Chill Authorized Signatory

MILLENNIUM PARTNERS, L.P.

By: Millennium Management LLC

By:	/s/ Terry Feeney Terry Feeney Chief Operating Officer

QUATTRO FUND, LP

By:	/s/ Andrew Kaplan Andrew Kaplan Director

QUATTRO MULTI-STRATEGY MASTER FUND LP

By:	/s/ Andrew Kaplan Andrew Kaplan Director

TREELINE INVESTMENT PARTNERS, LP

By:	/s/ Sean Deson Sean Deson Managing Member

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

SPECIAL MEETING OF STOCKHOLDERS OF

ELECTRO ENERGY, INC.

March 5, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED APPOINTS MICHAEL E. REED AND TIMOTHY E. COYNE AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH THE FULL POWER OF SUBSTITUTION, AND AUTHORIZES EACH OF THEM TO REPRESENT AND VOTE, AS DESIGNATED ON THE REVERSE HEREOF, ALL OF THE SHARES OF COMMON STOCK OF ELECTRO ENERGY, INC., HELD OF RECORD BY THE UNDERSIGNED AT THE CLOSE OF BUSINESS ON JANUARY 25, 2008 AT THE SPECIAL MEETING OF STOCKHOLDERS OF ELECTRO ENERGY, INC. TO BE HELD ON MARCH 5, 2008 OR AT ANY ADJOURNMENT THEREOF.

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD TO THE COMPANY PROMPTLY.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

APPROVAL OF THE TRANSACTION, INCLUDING THE POTENTIAL ISSUANCE OF COMMON STOCK EXCEEDING 19.99% OF THE COMMON STOCK OUTSTANDING ON DECEMBER 7, 2007 UPON CONVERSION OF THE DEBENTURE AND PREFERRED STOCK AND EXERCISE OF WARRANTS

1. To approve the Transactions, including the potential issuance of common stock exceeding 19.99% of the common stock outstanding on December 7, 2007 The Board of Directors upon conversion of the New Debenture and Preferred Stock and exercise of recommends a vote FOR the Warrants issued in connection with the Transaction.
	FOR		AGAINST		ABSTAIN

2. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.
	FOR		AGAINST		ABSTAIN

The Board of Directors recommends a vote FOR the proposal listed on this proxy card. This Proxy, when properly executed, will be voted as specified above. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL

Please sign exactly as the name appears on your stock certificate. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

79

The Board of Directors recommends a vote FOR the proposal listed on this proxy card. This Proxy, when properly executed, will be voted as specified above. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED. THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO SPECIFICATION IS MADE AND THIS PROXY IS RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

Please print the name(s) appearing on each stock certificate(s) over which you have voting authority:

(Print name(s) on certificate)

(Signature and Title, if applicable)	Date

(Signature, Joint Owner)	Date